                         TRANSAMERICA IDEX MUTUAL FUNDS

                          (FORMERLY IDEX MUTUAL FUNDS)

                     TA IDEX AMERICAN CENTURY INTERNATIONAL
                     TA IDEX AMERICAN CENTURY LARGE COMPANY
                 VALUE (FORMERLY IDEX AMERICAN CENTURY INCOME &
                                     GROWTH)
                     TA IDEX ASSET ALLOCATION - CONSERVATIVE
                                    PORTFOLIO
                        TA IDEX ASSET ALLOCATION - GROWTH
                                    PORTFOLIO
                   TA IDEX ASSET ALLOCATION - MODERATE GROWTH
                                    PORTFOLIO
                       TA IDEX ASSET ALLOCATION - MODERATE
                                    PORTFOLIO
                     TA IDEX CLARION REAL ESTATE SECURITIES
                          TA IDEX FEDERATED TAX EXEMPT
                      TA IDEX GREAT COMPANIES - AMERICA(SM)
                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                              TA IDEX JANUS GROWTH
                     TA IDEX JENNISON GROWTH (FORMERLY IDEX
                          JENNISON EQUITY OPPORTUNITY)
                             TA IDEX MARSICO GROWTH
                         TA IDEX PIMCO REAL RETURN TIPS
                           TA IDEX PIMCO TOTAL RETURN
                             TA IDEX SALOMON ALL CAP
                         TA IDEX SALOMON INVESTORS VALUE
                      TA IDEX T. ROWE PRICE HEALTH SCIENCES
                         TA IDEX T. ROWE PRICE SMALL CAP
                       TA IDEX T. ROWE PRICE TAX-EFFICIENT
                                     GROWTH
                        TA IDEX TEMPLETON GREAT COMPANIES
                     GLOBAL (FORMERLY TA IDEX JANUS GLOBAL)
                     TA IDEX TRANSAMERICA BALANCED (FORMERLY
                             TA IDEX JANUS BALANCED)
                     TA IDEX TRANSAMERICA CONSERVATIVE HIGH-
                                   YIELD BOND
                        TA IDEX TRANSAMERICA CONVERTIBLE
                                   SECURITIES
                           TA IDEX TRANSAMERICA EQUITY
                      TA IDEX TRANSAMERICA FLEXIBLE INCOME
                      (FORMERLY IDEX JANUS FLEXIBLE INCOME)
                           TA IDEX TRANSAMERICA GROWTH
                                  OPPORTUNITIES
                        TA IDEX TRANSAMERICA MONEY MARKET
                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                    (FORMERLY IDEX ISABELLE SMALL CAP VALUE)
                       TA IDEX TRANSAMERICA VALUE BALANCED

                     NOTE: EACH SERIES OF TRANSAMERICA IDEX
                  MUTUAL FUNDS HAS CHANGED ITS NAME TO INCLUDE
                             "TA" AT THE BEGINNING.

                       STATEMENT OF ADDITIONAL INFORMATION

                  OCTOBER 1, 2004, AS REVISED DECEMBER 15, 2004

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX Great Companies -- Technology(SM), TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated October 1, 2004, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                                                             Page
INVESTMENT OBJECTIVES.....................................................................................     1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES...........................................................     1
   Investment Restrictions of TA IDEX American Century International .....................................     1
   Investment Restrictions of TA IDEX American Century Large Company Value (formerly
         IDEX American Century Income & Growth) ..........................................................     2
   Investment Restrictions of TA IDEX Asset Allocation - Conservative Portfolio ..........................     3
   Investment Restrictions of TA IDEX Asset Allocation - Growth Portfolio ................................     4
   Investment Restrictions of TA IDEX Asset Allocation - Moderate Growth Portfolio .......................     5
   Investment Restrictions of TA IDEX Asset Allocation - Moderate Portfolio ..............................     6
   Investment Restrictions of TA IDEX Clarion Real Estate Securities......................................     7
   Investment Restrictions of TA IDEX Federated Tax Exempt ...............................................     9
   Investment Restrictions of TA IDEX Great Companies -- America (SM)
        and TA IDEX Great Companies -- Technology (SM)....................................................    10
   Investment Restrictions of TA IDEX Janus Growth........................................................    11
   Investment Restrictions of TA IDEX Jennison Growth (formerly IDEX Jennison Equity
         Opportunity) ....................................................................................    13
   Investment Restrictions of TA IDEX Marsico Growth .....................................................    14
   Investment Restrictions of TA IDEX PIMCO Real Return TIPS .............................................    15
   Investment Restrictions of TA IDEX PIMCO Total Return .................................................    16
   Investment Restrictions of TA IDEX Salomon All Cap ....................................................    17
   Investment Restrictions of TA IDEX Salomon Investors Value ............................................    18
   Investment Restrictions of TA IDEX T. Rowe Price Health Sciences ......................................    20
   Investment Restrictions of TA IDEX T. Rowe Price Small Cap
        and TA IDEX T. Rowe Price Tax-Efficient Growth ...................................................    21
   Investment Restrictions of TA IDEX Templeton Great Companies Global ...................................    22
   Investment Restrictions of TA IDEX Transamerica Balanced ..............................................    23
   Investment Restrictions of TA IDEX Transamerica Conservative High-Yield Bond ..........................    25
   Investment Restrictions of TA IDEX Transamerica Convertible Securities ................................    27
   Investment Restrictions of TA IDEX Transamerica Equity ................................................    28
   Investment Restrictions of TA IDEX Transamerica Flexible Income (formerly IDEX Janus
        Flexible Income) .................................................................................    29
   Investment Restrictions of TA IDEX Transamerica Growth Opportunities ..................................    31
   Investment Restrictions of TA IDEX Transamerica Money Market ..........................................    32
   Investment Restrictions of TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX
        Isabelle Small Cap Value .........................................................................    34
   Investment Restrictions of TA IDEX Transamerica Value Balanced ........................................    35
OTHER POLICIES AND PRACTICES OF THE FUNDS ................................................................    36
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS ........................................................    36
   Options on Securities and Indexes .....................................................................    36
   Options on Foreign Currencies .........................................................................    38
   Futures Contracts and Options thereon..................................................................    38
   Forward Contracts .....................................................................................    39
   Swaps and Swap-Related Products .......................................................................    40
   Credit Default Swaps ..................................................................................    41
   Exchange-Traded Funds ("ETFs") ........................................................................    41
   Euro Instruments ......................................................................................    41
   Special Investment Considerations and Risks ...........................................................    41
   Additional Risks of Options on Foreign Currencies, Forward Contracts
         and Foreign Instruments .........................................................................    42
FOREIGN INVESTMENTS ......................................................................................    42
        Sovereign Debt Securities (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return...............    43
        Emerging Markets (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS)..................    44
OTHER INVESTMENT COMPANIES ...............................................................................    44
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES ..........................................    44

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES ......................................................    45
MORTGAGE-RELATED SECURITIES ..............................................................................    45
INCOME PRODUCING SECURITIES ..............................................................................    47
LENDING OF FUND SECURITIES ...............................................................................    48
JOINT TRADING ACCOUNTS ...................................................................................    48
ILLIQUID AND RESTRICTED/144A SECURITIES ..................................................................    48
MUNICIPAL OBLIGATIONS ....................................................................................    49
         Municipal Bonds .................................................................................    48
         Municipal Notes .................................................................................    48
         Municipal Commercial Paper ......................................................................    49
         Variable Rate Obligations .......................................................................    49
         Municipal Lease Obligations .....................................................................    49
LOANS ....................................................................................................    49
EQUITY EQUIVALENTS .......................................................................................    50
EVENT-LINKED BONDS (TA IDEX PIMCO Total Return
     and TA IDEX PIMCO Real Return TIPS) .................................................................    50
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS .............................................................    51
PASS-THROUGH SECURITIES ..................................................................................    51
HIGH-YIELD/HIGH-RISK BONDS ...............................................................................    51
         Valuation Risks .................................................................................    51
         Liquidity Risks .................................................................................    52
WARRANTS AND RIGHTS ......................................................................................    52
U.S. GOVERNMENT SECURITIES ...............................................................................    52
TEMPORARY DEFENSIVE POSITION .............................................................................    52
MONEY MARKET RESERVES (TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient
     Growth and TA IDEX T. Rowe Price Health Sciences) ...................................................    52
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ...........................................................    53
PORTFOLIO TURNOVER RATE ..................................................................................    54
INVESTMENT ADVISORY AND OTHER SERVICES ...................................................................    54
DISTRIBUTOR ..............................................................................................    65
ADMINISTRATIVE SERVICES ..................................................................................    67
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ...........................................................    68
FUND TRANSACTIONS AND BROKERAGE ..........................................................................    69
TRUSTEES AND OFFICERS ....................................................................................    73
DEALER REALLOWANCES ......................................................................................    78
REVENUE SHARING ARRANGEMENTS .............................................................................    79
DISTRIBUTION PLANS .......................................................................................    80
DISTRIBUTION FEES ........................................................................................    81
NET ASSET VALUE DETERMINATION ............................................................................    89
DIVIDENDS AND OTHER DISTRIBUTIONS ........................................................................    92
SHAREHOLDER ACCOUNTS .....................................................................................    93
PURCHASE OF SHARES .......................................................................................    93
RETIREMENT PLANS .........................................................................................    93
REDEMPTION OF SHARES .....................................................................................    93
TAXES ....................................................................................................    95
PRINCIPAL SHAREHOLDERS ...................................................................................    98
MISCELLANEOUS ............................................................................................   107
   Organization ..........................................................................................   107
   Shares of Beneficial Interest .........................................................................   107
   Independent Registered Certified Public Accounting Firm ...............................................   107
   Code of Ethics ........................................................................................   108
   Proxy Voting Policies and Procedures ..................................................................   108
   Registration Statement ................................................................................   108
PERFORMANCE INFORMATION ..................................................................................   109
FINANCIAL STATEMENTS .....................................................................................   131
Appendix A ...............................................................................................   A-1

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF TA IDEX AMERICAN CENTURY INTERNATIONAL

TA IDEX American Century International may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

      8. The fund may not issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

      (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

      (C) The fund may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (E) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

      (F) The fund may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

      (G) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

TA IDEX American Century Large Company Value may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

      7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

      (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

      (C) The fund may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (E) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

TA IDEX Asset Allocation - Conservative Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

TA IDEX Asset Allocation - Growth Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

TA IDEX Asset Allocation - Moderate Growth Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

TA IDEX Asset Allocation - Moderate Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX CLARION REAL ESTATE SECURITIES

TA IDEX Clarion Real Estate Securities may not, as a matter of fundamental policy:

      1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than

10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The fund will not invest 25% or more of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the fund may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the fund may hold and sell real estate acquired by the fund as a result of the ownership of securities.

      5. Make loans, except that the fund (i) may lend portfolio securities with a value not exceeding one-third of the fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entered into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest in companies for the purposes of exercising control or management.

      (G) The fund may not purchase securities or other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted by the 1940 Act and the rules and regulations thereunder.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice must comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX FEDERATED TAX EXEMPT

TA IDEX Federated Tax Exempt may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

      3. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the fund may invest more than 25% of the value of its assets in industrial development bonds ("IDBs"). Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to IDBs, the fund may purchase securities of an issuer resulting in the ownership of more than 25% of the fund's assets in one industry, and the fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

      4. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      5. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

      6. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

      7. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans.

      8. The fund may not purchase or sell physical commodities, provided that the fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

      9. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchase agreements would not constitute borrowings.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

      (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (D) Invest in companies for the purpose of exercising control.

      (E) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

As a matter of fundamental policy, the fund will invest 80% of its assets in tax exempt securities that are not subject to alternate minimum tax. Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the funds will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX GREAT COMPANIES -- AMERICA(SM) AND TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

Each fund may not, as a matter of fundamental policy:

      1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of fund securities, it may technically be deemed to be an underwriter under certain securities laws.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Buy or sell physical commodities (but this shall not prevent the fund from entering into futures contracts and options thereon).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the fund's total assets when the borrowing is made.

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the fund without shareholder or policyowner approval:

      (A) Each fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (B) Each fund may not participate on a "joint" or "joint and several" basis in any trading account in securities.

      (C) Each fund may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or offer of exchange.

      (D) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JANUS GROWTH

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule,
Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A fund may not invest in companies for the purpose of exercising control or management.

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for TA IDEX Transamerica Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JENNISON GROWTH

TA IDEX Jennison Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purpose of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and banker's acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and for purchases of government securities on a "when- issued" or "delayed-delivery" versus; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act.

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX MARSICO GROWTH

TA IDEX Marsico Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except (a) the fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3 of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of fund securities,
(d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in mortgage dollar rolls which are accounted for as financings.

      3. Purchase or sell physical commodities (but this shall not prevent the fund from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

      4. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      5. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest in companies for the purpose of exercising control or management.

      (B) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

      (C) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

      (D) The fund may not make short sales of securities, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

 In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX PIMCO REAL RETURN TIPS

TA IDEX PIMCO Real Return TIPS may not, as a matter of fundamental policy:

      1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest for purposes of exercising control or management.

      (G) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX PIMCO TOTAL RETURN

TA IDEX PIMCO Total Return may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

       (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest for purposes of exercising control or management.

INVESTMENT RESTRICTIONS OF TA IDEX SALOMON ALL CAP

TA IDEX Salomon All Cap may not, as a matter of fundamental policy:

      1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the fund may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      2. Invest 25% or more II the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Borrow money, except that the fund may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The fund may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

      4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

      6. Make loans, except that the fund may purchase debt obligations in which the fund may invest consistent with its investment objectives and policies or enter into, and make loans of, its portfolio securities, as permitted under the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

      (B) The fund may not invest in companies for the purpose of exercising control or management.

      (C) The fund may not sell securities short except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX SALOMON INVESTORS VALUE

TA IDEX Salomon Investors Value may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The fund may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act.

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE HEALTH SCIENCES

TA IDEX T. Rowe Price Health Sciences may not, as a matter of fundamental policy:

      1. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      2. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      3. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      4. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      5. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs.

      (F) The fund may not invest in other investment companies except as permitted under the 1940 Act.

      (G) The fund may not invest for purposes of exercising control or management.

      (H) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

      (I) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

      (J) The fund may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

      (K) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE SMALL CAP AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

Each fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon).

      4. Invest 25% or more of the fund's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit.

      5. Make loans, although the funds may lend fund securities provided that the aggregate of such loans do not exceed 33 1/3% of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the funds without shareholder approval:

      (A) A fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

      (B) A fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

      (C) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

      (D) A fund may not invest in companies for the purpose of exercising control or management.

      (E) A fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

      (F) A fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of fund securities; and
(ii) it may make margin deposits in connection with futures contracts or other permissible investments.

      (G) A fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

      (H) A fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (I) With respect to TA IDEX T. Rowe Price Small Cap only, under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

TA IDEX Templeton Great Companies Global may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase: (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets; or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of Transamerica IDEX without shareholder or policyowner approval:

      (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. (Limitations (i) and (ii) do no apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization).

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (G) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA BALANCED

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of such fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

      6. Act as underwriter of securities issued by others, except to the extent that the fund may be deemed an underwriter in connection with the disposition of the portfolio securities.

      7. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

      (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (G) The fund may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the fund's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

      (H) The fund may not invest in companies for the purpose of exercising control or management.

      (I) At least 25% of the total assets of the fund will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

TA IDEX Transamerica Conservative High-Yield Bond may not, as a matter of fundamental policy:

      1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding.

      2. Pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the fund's performance under such contracts, shall not be deemed a pledging of fund assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the fund under certain state laws, the fund will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed.

      3. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided that up to 25% of the fund's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of total fund assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

      5. Invest in mineral leases.

      6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase securities directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

      9. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell interest rate futures contracts for hedging purposes as set forth in the prospectus.

      10. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin).

      11. Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

      13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans.

      14. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

      15. Purchase the securities (other than government securities) of any issuer if, as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) Write or purchase put, call, straddle or spread options, or combinations thereof.

      (B) Invest more than 10% of its net assets in illiquid securities;

      (C) Invest in real estate limited partnerships;

      (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

      (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

      (F) Invest in companies for the purpose of exercising control.

      (G) Invest in oil, gas or other mineral exploration or development programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

TA IDEX Transamerica Convertible Securities may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box," which includes the underlying stocks of convertible securities. A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

      (G) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF IDEX TRANSAMERICA EQUITY

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments.

      3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33 1/3% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

      4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that
(a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

      6. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act.

      8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

      9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

      10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund.

      11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus.

      12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover".

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company.

      (B) A fund may not invest in companies for the purposes of exercising control or management.

      (C) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA FLEXIBLE INCOME

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule,
Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A fund may not invest in companies for the purpose of exercising control or management.

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for TA IDEX Transamerica Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments.

      3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33 1/3% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

      4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that
(a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

      6. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act.

      8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

      9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

      10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund.

      11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus.

      12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover".

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company.

      (B) A fund may not invest in companies for the purposes of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA MONEY MARKET

TA IDEX Transamerica Money Market may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (E) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (F) The fund may not invest for purposes of exercising control or management.

      (G) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

      (H) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

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INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

TA IDEX Transamerica Small/Mid Cap Value may not, as a matter of fundamental policy:

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of any one issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon).

      4. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      5. Lend any security although the fund may lend portfolio securities provided that the aggregate of such loans do not exceed 33 1/3% of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

      Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (B) The fund may not invest in companies for the purpose of exercising control or management.

      (C) The fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

      (D) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA VALUE BALANCED

TA IDEX Transamerica Value Balanced may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the fund from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short.

      (B) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (C) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

      (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (F) The fund may not invest in companies for the purpose of exercising control or management.

      (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDEXES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Federated Tax Exempt and TA IDEX Transamerica Conservative High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

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

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies know as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise

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

price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated

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

commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS). TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS). Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX Transamerica Flexible Income and TA IDEX PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

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

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS focus their investments in income-producing securities.

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

       Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

       Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

       Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

       Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

       Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

       Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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

       Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The funds must receive 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the fund's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

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MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

TA IDEX Federated Tax Exempt may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the fund's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for TA IDEX Federated Tax Exempt. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the fund and the bank at which the instruments were purchased by TA IDEX Federated Tax Exempt. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by TA IDEX Federated Tax Exempt, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for TA IDEX Transamerica Convertible Securities and TA IDEX PIMCO Total Return, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS)

The fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

REPURCHASE AND REVERSE REPURCHASE  AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are more fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP, TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH AND TA IDEX T. ROWE PRICE HEALTH SCIENCES)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with AEGON Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA supervises each respective fund's investments and conducts its investment program.

ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. AEGON USA Investment Management, LLC, Great Companies, L.L.C. and Transamerica Investment Management, LLC, sub-advisers to Transamerica IDEX, are indirect subsidiaries of AEGON N.V. and thus, affiliates of ATFA and Transamerica IDEX.

INVESTMENT ADVISER COMPENSATION

ATFA receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

                    FUND                                    PERCENTAGE OF AVERAGE DAILY NET ASSETS
                    ----                                    --------------------------------------
TA IDEX American Century International                     1.00% of the first $50 million
                                                           0.95% over $50 million up to $150 million
                                                           0.90% over $150 million up to $500 million
                                                           0.85% over $500 million up to $1 billion
                                                           0.80% in excess of $1 billion

TA IDEX American Century Large Company Value               0.90% of the first $100 million
                                                           0.85% over $100 million up to $250 million
                                                           0.80% in excess of $250 million

TA IDEX Asset Allocation - Conservative Portfolio          0.10%
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio

TA IDEX Clarion Real Estate Securities                     0.80% of the first $250 million
                                                           0.775% over $250 million up to $500 million
                                                           0.70% over $500 million up to $1 billion
                                                           0.65% in excess of $1 billion

TA IDEX Federated Tax Exempt                               0.60%

TA IDEX Great Companies -- America(SM)                     0.80% of the first $500 million
TA IDEX Great Companies -- Technology(SM)                  0.70% in excess of $500 million

TA IDEX Janus Growth                                       1.00% of the first $250 million
                                                           0.90% of the next $500 million
                                                           0.80% of the next $750 million
                                                           0.70% in excess of $1.5 billion

TA IDEX Jennison Growth                                    0.80% of the first $500 million
TA IDEX Marsico Growth                                     0.70% in excess of $500 million

TA IDEX PIMCO Real Return TIPS                             0.70%
TA IDEX Total Return

TA IDEX Salomon All Cap                                    0.80% of the first $500 million
TA IDEX Salomon Investors Value                            0.70% in excess of $500 million

TA IDEX T. Rowe Price Health Sciences                      1.00% of the first $500 million
                                                           0.95% in excess of $500 million

TA IDEX T. Rowe Price Small Cap                            0.80% of the first $500 million
                                                           0.70% in excess of $500 million

TAIDEX T. Rowe Price Tax-Efficient Growth                  0.75% of the first $500 million
                                                           0.65% in excess of $500 million

TA IDEX Templeton Great Companies Global                   0.80% of the first $500 million
                                                           0.70% in excess of $500 million

TA IDEX Transamerica Balanced                              0.85% of the first $250 million
                                                           0.80% over $250 million up to $500 million
                                                           0.75% over $500 million up to $1.5 billion
                                                           0.65% in excess of $1.5 billion

TA IDEX Transamerica Conservative High Yield Bond          0.60%

TA IDEX Transamerica Convertible Securities                0.75%

TA IDEX Transamerica Equity                                0.775% of the first $500 million
                                                           0.70% in excess of $500 million

TA IDEX Transamerica Flexible Income                       0.80% of the first $100 million
                                                           0.775% over $100 million up to $250 million
                                                           0.675% in excess of $250 million

TA IDEX Transamerica Growth Opportunities                  0.80% of the first $250 million
                                                           0.75% over $250 million up to $500 million
                                                           0.70% in excess of $500 million

TA IDEX Transamerica Money Market                          0.40%

TA IDEX Transamerica Small/Mid Cap Value                   0.80% of the first $500 million
                                                           0.75% in excess of $500 million

TA IDEX Transamerica Value Balanced                        0.75% of the first $500 million
                                                           0.65% over $500 million up to $1 billion
                                                           0.60% in excess of $1 billion

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, ATFA or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that ATFA shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ATFA in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

                   FUND                                    EFFECTIVE DATE
                   ----                                    --------------
TA IDEX American Century International                     March 1, 2002
TA IDEX American Century Large Company Value               March 1, 2002
TA IDEX Asset Allocation - Conservative Portfolio          March 1, 2002
TA IDEX Asset Allocation - Growth Portfolio                March 1, 2002
TA IDEX Asset Allocation - Moderate Growth Portfolio       March 1, 2002
TA IDEX Asset Allocation - Moderate Portfolio              March 1, 2002
TA IDEX Clarion Real Estate Securities                     March 1, 2003
TA IDEX Federated Tax Exempt                               June 15, 2000
TA IDEX Great Companies -- America(SM)                     June 15, 2000
TA IDEX Great Companies -- Technology(SM)                  June 15, 2000
TA IDEX Janus Growth                                       June 25, 1998
TA IDEX Jennison Growth                                    December 1, 2000
TA IDEX Marsico Growth                                     March 1, 1999
TA IDEX PIMCO Real Return TIPS                             March 1, 2003
TA IDEX PIMCO Total Return                                 March 1, 2002
TA IDEX Salomon All Cap                                    March 1, 1999
TA IDEX Salomon Investors Value                            March 1, 2002
TA IDEX T. Rowe Price Health Sciences                      March 1, 2002
TA IDEX T. Rowe Price Small Cap                            March 1, 1999
TA IDEX T. Rowe Price Tax-Efficient Growth                 March 1, 1999
TA IDEX Templeton Great Companies Global                   June 25, 1998
TA IDEX Transamerica Balanced                              June 25, 1998
TA IDEX Transamerica Conservative High-Yield Bond          April 22, 1992
TA IDEX Transamerica Convertible Securities                March 1, 2002
TA IDEX Transamerica Equity                                March 1, 2000
TA IDEX Transamerica Flexible Income                       June 25, 1998
TA IDEX Transamerica Growth Opportunities                  March 1, 2000
TA IDEX Transamerica Money Market                          March 1, 2002
TA IDEX Transamerica Small/Mid Cap Value                   March 1, 2001
TA IDEX Transamerica Value Balanced                        December 14, 2001

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or ATFA, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which ATFA has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse ATFA for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement, as amended, continues automatically for one-year terms unless ATFA provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA. The funds currently included in the Expense Reimbursement Agreement are listed as follows:

TA IDEX American Century International                     TA IDEX PIMCO Real Return TIPS
TA IDEX American Century Large Company Value               TA IDEX PIMCO Total Return
TA IDEX Asset Allocation - Conservative                    TA IDEX T. Rowe Price Health Sciences
TA IDEX Asset Allocation - Growth Portfolio                TA IDEX Templeton Great Companies Global
TA IDEX Asset Allocation - Moderate Growth Portfolio       TA IDEX Transamerica Balanced
TA IDEX Asset Allocation - Moderate Portfolio              TA IDEX Transamerica Convertible Securities
TA IDEX Clarion Real Estate Securities                     TA IDEX Transamerica Flexible Income
TA IDEX Great Companies - America(SM)                      TA IDEX Transamerica Money Market
TA IDEX Great Companies - Technology(SM)                   TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Marsico Growth

The applicable expense caps for each of the funds are listed in the following table.

                                                           EXPENSE
                 FUND                                        CAP
                 ----                                      -------
TA IDEX American Century International                      1.40%
TA IDEX American Century Large Company Value                1.50%
TA IDEX Asset Allocation - Conservative Portfolio           0.45%
TA IDEX Asset Allocation - Growth Portfolio                 0.45%
TA IDEX Asset Allocation - Moderate Growth Portfolio        0.45%
TA IDEX Asset Allocation - Moderate Portfolio               0.45%
TA IDEX Clarion Real Estate Securities                      1.40%
TA IDEX Federated Tax Exempt                                1.00%
TA IDEX Great Companies -- America(SM)                      1.20%
TA IDEX Great Companies -- Technology(SM)                   1.20%
TA IDEX Janus Growth                                        1.50%
TA IDEX Jennison Growth                                     1.40%
TA IDEX Marsico Growth                                      1.40%
TA IDEX PIMCO Real Return TIPS                              1.30%
TA IDEX PIMCO Total Return                                  1.30%
TA IDEX Salomon All Cap                                     1.20%
TA IDEX Salomon Investors Value                             1.20%
TA IDEX T. Rowe Price Health Sciences                       1.60%
TA IDEX T. Rowe Price Small Cap                             1.40%
TA IDEX T. Rowe Price Tax-Efficient Growth                  1.35%
TA IDEX Templeton Great Companies Global                    1.20%
TA IDEX Transamerica Balanced                               1.50%
TA IDEX Transamerica Conservative High-Yield Bond           1.25%
TA IDEX Transamerica Convertible Securities                 1.35%

                                                           EXPENSE
                 FUND                                        CAP
                 ----                                      -------
TA IDEX Transamerica Equity                                 1.20%
TA IDEX Transamerica Flexible Income                        1.50%
TA IDEX Transamerica Growth Opportunities                   1.40%
TA IDEX Transamerica Money Market                           0.48%
TA IDEX Transamerica Small/Mid Cap Value                    1.40%
TA IDEX Transamerica Value Balanced                         1.20%

                                                        ADVISORY FEE AFTER REIMBURSEMENT     ADVISORY FEE REIMBURSEMENTS
                                                      -------------------------------------  ---------------------------
                                                                    OCTOBER 31,                      OCTOBER 31,
                                                      -------------------------------------  --------------------------
                    FUND                                 2003        2002          2001        2003     2002     2001
                    ----                              -----------  -----------  -----------  -------- -------- --------
TA IDEX American Century International                $   310,246  $  (147,054) $  (152,514) $472,761 $305,828 $161,802
TA IDEX American Century Large Company Value (1)      $    57,108  $   (79,539) $  (131,959) $206,578 $205,837 $150,912
TA IDEX Asset Allocation - Conservative Portfolio     $   136,484  $   (80,444)         N/A  $      - $ 92,597      N/A
TA IDEX Asset Allocation - Growth Portfolio           $   (55,645) $  (108,038)         N/A  $160,784 $117,797      N/A
TA IDEX Asset Allocation - Moderate Growth Portfolio  $   265,108  $   (87,348)         N/A  $      - $112,433      N/A
TA IDEX Asset Allocation - Moderate Portfolio         $   280,316  $   (57,585)         N/A  $      - $ 83,006      N/A
TA IDEX Clarion Real Estate Securities (2)            $   216,103          N/A          N/A  $  2,602      N/A      N/A
TA IDEX Federated Tax Exempt                          $   173,881  $   162,976  $   126,217  $ 70,217 $ 36,031 $ 32,734
TA IDEX Great Companies - America(SM)                 $   959,239  $   921,249  $   395,700  $147,541 $146,134 $165,500
TA IDEX Great Companies - Technology(SM)              $   179,708  $   (46,300) $   (56,139) $138,268 $192,527 $191,688
TA IDEX Janus Growth                                  $10,670,954  $14,652,745  $23,772,377  $      - $      - $      -
TA IDEX Jennison Growth (3)                           $   455,854  $   612,680  $   (28,697) $103,823 $ 59,815 $267,370
TA IDEX Marsico Growth                                $   361,461  $   158,112  $    90,536  $ 26,748 $105,284 $134,177
TA IDEX PIMCO Real Return TIPS (2)                    $    54,432          N/A          N/A  $ 63,384      N/A      N/A
TA IDEX PIMCO Total Return                            $   742,841  $   129,048          N/A         - $ 37,154      N/A
TA IDEX Salomon All Cap                               $ 2,258,747  $ 2,600,599  $ 1,677,177  $295,977 $376,327 $233,467
TA IDEX Salomon Investors Value                       $ 1,121,694  $   210,585  $   138,816  $      - $170,078 $127,098
TA IDEX T. Rowe Price Health Sciences                 $   189,603  $  (103,887)         N/A  $ 59,564 $122,055      N/A
TA IDEX T. Rowe Price Small Cap                       $   282,683  $   (31,866) $   (43,567) $ 85,347 $218,612 $210,289
TA IDEX T. Rowe Price Tax-Efficient Growth            $   238,582  $   169,418  $   (71,520) $ 59,810 $ 94,052 $135,947
TA IDEX Templeton Great Companies Global (4)          $    76,225  $    (6,196) $   (76,716) $126,966 $115,094 $143,675
TA IDEX Transamerica Balanced (5)                     $ 3,688,769  $ 4,485,743  $ 4,826,897  $      - $      - $      -
TA IDEX Transamerica Conservative High-Yield Bond     $ 1,081,893  $   617,539  $   505,743  $      - $      - $      -
TA IDEX Transamerica Convertible Securities           $   607,328  $   (51,591)         N/A  $      - $ 81,836      N/A
TA IDEX Transamerica Equity                           $   424,229  $   (30,731) $   (35,686) $      - $ 86,759 $107,320
TA IDEX Transamerica Flexible Income (6)              $ 1,641,352  $   959,127  $   594,150  $      - $      - $      -
TA IDEX Transamerica Growth Opportunities             $   405,924  $      (774) $   (52,024) $550,288 $127,718 $137,888
TA IDEX Transamerica Money Market (7)                 $    18,815  $  (136,773)         N/A  $869,435 $542,922      N/A
TA IDEX Transamerica Small/Mid Cap Value(8)           $ 1,000,665  $   453,811  $   (42,408) $      - $ 77,762 $ 89,374
TA IDEX Transamerica Value Balanced                   $    28,006  $   154,636  $   125,784  $195,436 $128,406 $129,955

---------------------------

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) AFSG Securities Corp. ("AFSG"), the fund's distributor, has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the fund's Class B, C and M shares. The waiver by AFSG is temporary and may be revised or terminated at any time.

(8) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond pursuant to a sub-advisory agreement with ATFA.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value and TA IDEX American Century International pursuant to a sub-advisory agreement with ATFA.

Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth pursuant to a sub-advisory agreement with ATFA. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, CO 80202, wherein Marsico will provide portfolio management.

Federated Investment Management Company ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to TA IDEX Federated Tax Exempt pursuant to a sub-advisory agreement with ATFA.

Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with ATFA.

ING Clarion Real Estate Securities LP ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Real Estate Securities pursuant to a sub-advisory agreement with ATFA.

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth pursuant to a sub-advisory agreement with ATFA.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with ATFA.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with ATFA.

Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with ATFA.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Health Sciences pursuant to a sub-advisory agreement with ATFA.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with ATFA.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with ATFA.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

                   Fund                         Sub-Adviser                             Sub-Advisory Fee
                   ----                         -----------                             ----------------
TA IDEX American Century International        American Century   0.60% of the first $50 million of average daily net assets; 0.55%
                                                                 of average daily net assets from $50 million up to $150 million;
                                                                 0.50% of average daily net assets over $150 million up to $500 million; and 0.45% of average daily net assets in excess of $500 million.

TA IDEX American Century Large Company        American Century   0.50% of the first $100 million of average daily net assets; 0.45%
Value                                                            of average daily net assets over $100 million up to $250 million;
                                                                 and 0.40% of average daily net assets in excess of $250 million.

TA IDEX Asset Allocation - Conservative             N/A                                            N/A
Portfolio

TA IDEX Asset Allocation - Growth Portfolio         N/A                                            N/A

TA IDEX Asset Allocation - Moderate Growth          N/A                                            N/A
Portfolio

TA IDEX Asset Allocation - Moderate                 N/A                                            N/A
Portfolio

TA IDEX Clarion Real Estate Securities            Clarion        0.40% of the first $250 million of average daily net assets; 0.375%
                                                                 of average daily net assets up to $500 million; 0.35% of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Federated Tax Exempt                     Federated       0.30% of the average daily net assets.

TA IDEX Great Companies - America(SM)          Great Companies   50% of the advisory fees received by ATFA.

TA IDEX Great Companies - Technology(SM)       Great Companies   50% of the advisory fees received by ATFA.

TA IDEX Janus Growth*                              Janus         0.50% of the first $250 million of average daily net assets; 0.45%
                                                                 of next $500 million of average daily net assets; 0.40% of next
                                                                 $750 million of average daily net assets; and 0.35% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Jennison Growth                           Jennison       0.40% of the first $500 million of average daily net assets; 0.35%
                                                                 of the average daily net assets over $500 million.

TA IDEX Marsico Growth                             BACAP         0.40% of the first $250 million of average daily net assets; 0.375%
                                                                 of the next $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion.

                   Fund                         Sub-Adviser                             Sub-Advisory Fee
                   ----                         -----------                             ----------------
TA IDEX PIMCO Real Return TIPS                     PIMCO         0.25% of average daily net assets.

TA IDEX PIMCO Total Return                         PIMCO         0.25% of average daily net assets.

TA IDEX Salomon All Cap                            SaBAM         0.30% of the first $20 million of average daily net assets; 0.50%
                                                                 of the next $20-$100 million of average daily net assets; and 0.40%
                                                                 of average daily net assets over $100 million.

TA IDEX Salomon Investors Value                    SaBAM         0.35% of average daily net assets, less 50% of any amount
                                                                 reimbursed pursuant to the fund's expense limitation.

TA IDEX T. Rowe Price Health Sciences           T. Rowe Price    0.60% of the first $500 million of average daily net assets; 0.55%
                                                                 of average daily net assets in excess of $500 million (T. Rowe
                                                                 Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences,
                                                                 TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                                 Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T.
                                                                 Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as
                                                                 follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and ATFA.)

TA IDEX T. Rowe Price Small Cap                 T. Rowe Price    0.35% of average daily net assets (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price
                                                                 Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, ATSF T. Rowe
                                                                 Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T.
                                                                 Rowe Price Small Cap as follows: assets between $750 million and
                                                                 $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between
                                                                 shareholders and ATFA.)

TA IDEX T. Rowe Price Tax-Efficient Growth      T. Rowe Price    0.45% of the first $100 million of the fund's average daily net assets; 0.40% of the next $100 million up to $250 million; and
                                                                 0.35% of average daily net assets in excess of $250 million (T.
                                                                 Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health
                                                                 Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                                 Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T.
                                                                 Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as
                                                                 follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and ATFA.)

TA IDEX Templeton Great Companies Global      Great Companies/   0.35% of the first $500 million of average daily net assets; 0.30%
                                                 Templeton       over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its
                                                                 sub-advisory services.

TA IDEX Transamerica Balanced                       TIM          0.35% of the first $250 million of average daily net assets; 0.325%
                                                                 over $250 million up to $500 million of average daily net assets;
                                                                 0.30% over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Conservative                  AUIM          50% of the fees received by ATFA, less 50% of any amount reimbursed
High-Yield Bond                                                  pursuant to the fund's expense limitation.

TA IDEX Transamerica Convertible Securities         TIM          0.35% of average daily net assets, less 50% of any amount
                                                                 reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Equity                         TIM          0.35% of the first $500 million of average daily net assets; 0.30%
                                                                 of the fund's average daily net assets over $500 million, less 50%
                                                                 of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Flexible Income                TIM          0.30% of the first $250 million of average daily net assets; 0.25%
                                                                 of the fund's average daily net assets over $250 million, less 50%
                                                                 of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Growth Opportunities           TIM          0.40% of the first $250 million of average daily net assets; 0.35%
                                                                 of the fund's average daily net assets over $250 million, less 50%
                                                                 of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Money Market                   TIM          0.15% of average daily net assets, less 50% of any amount
                                                                 reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Small/Mid Cap Value            TIM          0.375% of the first $500 million of average daily net assets and
                                                                 0.325% of average daily net assets in excess of $500 million, less
                                                                 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Value Balanced                 TIM          0.35% of the first $500 million of average daily net assets; 0.325%
                                                                 of the fund's average daily net assets over $500 million, less 50%
                                                                 of any amount reimbursed pursuant to the fund's expense limitation.

*Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus Capital Management, LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds.

Combined Asset Levels Percentage Fee Waiver

Assets between $1.5 billion and $3.0 billion 5% Fee Reduction

Assets between $3.0 billion and $5.0 billion 7.5% Fee Reduction

Assets above $5 billion 10.0% Fee Reduction

The calculation of the effective fee will be as follows:

        Total Sub-Advisory Fee
        ---------------------- = Effective Fee
        Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% +

Effective Fee x $3.0 billion x 7.5%

Effective Fee x Current Average Daily Balance - $5 billion x 10%
-----------------------------------------------------------------
= Total Fee Discount to be applied to Original Sub-Advisory Fee

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                                    OCTOBER 31
                                                    -------------------------------------------
                    FUND                                2003            2002          2001
                    ----                            ------------    ------------   ------------
TA IDEX American Century International              $    244,128    $    82,562    $      5,572
TA IDEX American Century Large Company Value (1)    $     70,665    $   136,924    $     10,530
TA IDEX Clarion Real Estate Securities (2)          $    108,002            N/A             N/A
TA IDEX Federated Tax Exempt                        $    122,049    $    99,503    $     79,578
TA IDEX Great Companies -- America(SM)              $    553,390    $   539,172    $    174,521
TA IDEX Great Companies -- Technology(SM)           $    156,417    $    93,144    $      3,024
TA IDEX Janus Growth                                $  5,232,669    $ 5,686,891    $ 11,567,696
TA IDEX Jennison  Growth (3)                        $    279,838    $   336,248    $    116,602
TA IDEX Marsico Growth                              $    180,621    $   158,630    $    140,366
TA IDEX PIMCO Real Return TIPS (2)                  $     37,598            N/A             N/A
TA IDEX PIMCO Total Return                          $    250,346    $    49,077             N/A
TA IDEX Salomon All Cap                             $  1,304,258    $ 1,521,453    $    991,117
TA IDEX Salomon Investors Value                     $    487,218    $    91,668    $     67,907
TA IDEX T. Rowe Price Health Sciences               $    123,114    $    10,733             N/A
TA IDEX T. Rowe Price Small Cap                     $    134,783    $    72,564    $     72,941
TA IDEX T. Rowe Price Tax-Efficient Growth          $    179,035    $   160,089    $    130,190
TA IDEX Templeton Great Companies Global (4)        $    104,166    $    59,521             N/A
TA IDEX Transamerica Balanced (5)                   $  1,829,006    $ 2,313,582    $  2,424,417
TA IDEX Transamerica Conservative High-Yield Bond   $    539,081    $   308,769    $    252,871
TA IDEX Transamerica Convertible Securities         $    283,457    $     2,236             N/A
TA IDEX Transamerica Equity                         $    211,792    $    21,284             N/A
TA IDEX Transamerica Flexible Income (6)            $    828,099    $   493,667    $    300,494
TA IDEX Transamerica Growth Opportunities           $    258,320    $     6,590             N/A
TA IDEX Transamerica Money Market                   $    (76,127)   $     9,242             N/A
TA IDEX Transamerica Small/Mid Cap Value (7)        $    555,925    $   295,318    $     26,093
TA IDEX Transamerica Value Balanced                 $      6,702    $    74,652    $     62,381

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each agreement between ATFA and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on September 9, 2003, October 8, 2003 and December 2, 2003.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ATFA and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the performance of each fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ATFA to the funds; (3) the fairness of the compensation under the Advisory Agreement in light of the services provided to the funds; (4) the profitability to ATFA from the Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ATFA, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure to support the funds' operations; (6) the expenses borne by the funds and a comparison of each fund's fees and expenses to those of a peer group of funds; and (7) ATFA's compliance capabilities and efforts on behalf of each fund.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. With respect to funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the funds; (2) the nature and quality of the services provided by the sub-advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each sub-adviser; and (5) the costs for the services of the sub-adviser. The Board of Trustees also considered the advisory fee retained by ATFA for its services to sub-advised funds.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.

PORTFOLIO CONSTRUCTION CONSULTANT

Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and fund selection recommendations for the TA

IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Asset Allocation - Moderate Growth Portfolio. For the fiscal years ending October 31, 2003 and 2002, ATFA paid Morningstar Associates the following amounts: $365,268.88 and $110,166.67, respectively.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                             UNDERWRITING COMMISSION

                                                     COMMISSIONS RECEIVED                  COMMISSIONS RETAINED
                                                     FOR THE PERIOD ENDED                  FOR THE PERIOD ENDED
                                              -------------------------------------  --------------------------------
                                                           OCTOBER 31                           OCTOBER 31
                                              -------------------------------------  --------------------------------
                FUND                             2003         2002         2001        2003       2002       2001
                ----                          -----------  -----------  -----------  ---------  ---------  ----------
TA IDEX American Century International        $    47,000  $    43,724  $    18,723  $   1,405  $   3,418  $   12,446
TA IDEX American Century Large Company
    Value (1)                                 $    42,777  $   126,349  $    47,271  $   2,581  $  13,315  $   20,695
TA IDEX Asset Allocation - Conservative
    Portfolio                                 $ 1,175,635  $   352,531          N/A  $ 155,402  $  40,756         N/A
TA IDEX Asset Allocation - Moderate
    Growth Portfolio                          $ 3,078,179  $   860,366          N/A  $ 432,717  $  91,996         N/A
TA IDEX Asset Allocation - Moderate
    Portfolio                                 $ 2,729,843  $   672,565          N/A  $ 360,920  $  68,369         N/A
TA IDEX Asset Allocation  - Growth
    Portfolio                                 $ 1,263,680  $   307,311          N/A  $ 165,440  $  28,174         N/A
TA IDEX Clarion Real Estate Securities
    (2)                                       $    27,770          N/A          N/A  $   4,058        N/A         N/A
TA IDEX Federated Tax Exempt                  $    61,138  $    72,497  $    70,580  $  10,077  $  10,178  $   10,876
TA IDEX Great Companies - America(SM)         $   270,384  $   776,059  $ 1,062,976  $  34,970  $  95,807  $  140,267
TA IDEX Great Companies - Technology(SM)      $    39,665  $   113,938  $   182,376  $   5,278  $  15,583  $   23,599
TA IDEX Janus Growth                          $ 1,125,486  $ 1,716,593  $ 4,002,726  $ 125,912  $ 224,568  $  512,413
TA IDEX Jennison Growth (3)                   $    70,022  $   389,554  $   373,178  $   5,324  $  40,335  $   47,372
TA IDEX Marsico Growth                        $    64,311  $   110,186  $   156,404  $   8,441  $   8,450  $   18,787
TA IDEX PIMCO Real Return TIPS (2)            $    12,182          N/A          N/A  $   2,060        N/A         N/A
TA IDEX PIMCO Total Return                    $   247,636  $   132,319          N/A  $  26,821  $  15,928         N/A
TA IDEX Salomon All Cap                       $   259,938  $ 1,055,062  $ 2,165,612  $  25,176  $ 116,815  $  212,700
TA IDEX Salomon Investors Value               $    55,240  $   105,926  $   138,575  $   2,718  $  11,051  $   19,510
TA IDEX T. Rowe Price Small Cap               $    54,701  $    80,883  $   115,796  $   3,148  $   1,282  $   15,015
TA IDEX T. Rowe Price Tax-Efficient
    Growth                                    $    41,961  $    77,489  $   160,162  $   4,806  $  11,182  $   20,352
TA IDEX T.Rowe Price
 Health Sciences                              $    24,272  $    10,755          N/A  $   3,510  $   9,795         N/A

TA IDEX Templeton Great Companies
    Global (4)                           $    22,327  $    69,555  $   100,666  $   3,273  $  10,029  $   14,977
TA IDEX Transamerica Balanced (5)        $   348,953  $   592,657  $ 1,398,094  $  37,187  $  62,452  $  151,551
TA IDEX Transamerica Conservative
    High-Yield Bond                      $   286,578  $   215,148  $   228,037  $   8,824  $  30,333  $   30,672
TA IDEX Transamerica Convertible
    Securities                           $    34,730  $    36,161          N/A  $   5,126  $   5,956         N/A
TA IDEX Transamerica Equity              $    27,797  $    33,436  $    38,123  $   4,103  $   4,608  $    5,054
TA IDEX Transamerica Flexible Income (6) $   305,116  $   277,579  $   274,892  $  30,950  $  37,094  $   29,899
TA IDEX Transamerica Growth
    Opportunities                        $    76,803  $    40,731  $    68,523  $   8,609  $   4,673  $    7,875
TA IDEX Transamerica Money Market (7)    $    22,095  $    34,104          N/A  $  (2,505) $  (3,857)        N/A
TA IDEX Transamerica Small/Mid Cap
    Value (8)                            $   125,363  $   451,219  $   147,307  $  10,542  $  55,524  $   17,349
TA IDEX Transamerica Value Balanced      $    55,214  $    77,208  $   162,905  $   5,380  $   7,788  $   21,137

For the Period Ended October 31, 2003:

                                               NET UNDERWRITING  COMPENSATION
                                                DISCOUNTS AND   ON REDEMPTIONS    BROKERAGE          OTHER
                                                 COMMISSIONS     & REPURCHASES   COMMISSIONS      COMPENSATION
TA IDEX American Century International           $      1,405     $   99,402        $    -        $    164,617
TA IDEX American Century Large Company Value
(1)                                              $      2,581     $   69,755        $    -        $    136,657
TA IDEX Asset Allocation-Conservative
Portfolio                                        $    155,402     $  266,014        $    -        $    455,584
TA IDEX Asset Allocation-Growth Portfolio        $    165,440     $   72,905        $    -        $    366,037
TA IDEX Asset Allocation-Moderate Growth
Portfolio                                        $    432,717     $  282,340        $    -        $    947,602
TA IDEX Asset Allocation-Moderate Portfolio      $    360,920     $  344,751        $    -        $    945,818
TA IDEX Clarion Real Estate Securities (2)       $      4,058     $    5,738        $    -        $     36,583
TA IDEX Federated Tax Exempt                     $     10,077     $   67,151        $    -        $    147,359
TA IDEX Great Companies - America(SM)            $     34,970     $  217,972        $    -        $    612,064
TA IDEX Great Companies - Technology(SM)         $      5,278     $   16,705        $    -        $     81,110
TA IDEX Janus Growth                             $    125,912     $  642,207        $    -        $  2,408,885
TA IDEX Jennison Growth (3)                      $      5,324     $  184,878        $    -        $    330,271
TA IDEX Marsico Growth                           $      8,441     $   70,309        $    -        $    175,217
TA IDEX PIMCO Real Return
TIPS (2)                                         $      2,060     $    6,388        $    -        $     36,596
TA IDEX PIMCO Total Return                       $     26,821     $  177,208        $    -        $    464,720
TA IDEX Salomon All Cap                          $     25,176     $  576,494        $    -        $  1,255,651
TA IDEX Salomon Investors Value                  $      2,718     $   56,304        $    -        $    304,991
TA IDEX T. Rowe Price Health Sciences            $      3,510     $    3,522        $    -        $     39,164
TA IDEX T. Rowe Price Small Cap                  $      3,148     $   24,905        $    -        $    111,828
TA IDEX T. Rowe Price Tax-Efficient Growth       $      4,806     $   42,179        $    -        $    140,686

TA IDEX Templeton Great Companies Global (4)     $      3,273     $   10,365        $    -        $     56,053
TA IDEX Transamerica Balanced (5)                $     37,187     $  648,599        $    -        $  1,809,015
TA IDEX Transamerica Conservative High-Yield
Bond                                             $      8,824     $  262,245        $    -        $    612,653
TA IDEX Transamerica Convertible Securities      $      5,126     $   12,150        $    -        $    139,998
TA IDEX Transamerica Equity                      $      4,103     $   12,655        $    -        $    105,323
TA IDEX Transamerica Flexible Income (6)         $     30,950     $  324,658        $    -        $    822,924
TA IDEX Transamerica Growth Opportunities        $      8,609     $   90,616        $    -        $    302,852
TA IDEX Transamerica Money Market (7)            $     (2,505)    $  942,820        $    -        $    473,602
TA IDEX Transamerica Small/Mid Cap Value (8)     $     10,542     $   76,037        $    -        $    323,534
TA IDEX Transamerica Value Balanced              $      5,380     $   28,760        $    -        $    114,619

---------------------

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) AFSG Securities Corp. ("AFSG"), the fund's distributor, has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the fund's Class B, C and M shares. The waiver by AFSG is temporary and may be revised or terminated at any time.

(8) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

                             ADMINISTRATIVE SERVICES

ATFA is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with ATFA. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with AEGON/Transamerica Fund Services, Inc. ("ATFS") on behalf of each fund. Under the Administrative Agreement, ATFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions.

The administrative duties of ATFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years October 31, 2003, 2002 and 2001.

                              ADMINISTRATIVE FEES*

                      FUND                                2003          2002          2001
                      ----                              ---------     --------    -------------
TA IDEX American Century International                  $  35,430     $ 10,999    $    (232,092)
TA IDEX American Century Large Company Value (1)        $  31,300     $  9,833    $    (137,531)
TA IDEX Asset Allocation - Conservative Portfolio       $  37,115     $ 11,009              N/A
TA IDEX Asset Allocation - Growth Portfolio             $  37,415     $ 10,999              N/A
TA IDEX Asset Allocation - Moderate Growth Portfolio    $  37,475     $ 11,169              N/A
TA IDEX Asset Allocation - Moderate Portfolio           $  38,095     $ 10,109              N/A
TA IDEX Clarion Real Estate Securities (2)              $  22,300          N/A              N/A
TA IDEX Federated Tax Exempt                            $  37,415     $ 10,999    $    (123,859)

TA IDEX Great Companies - America(SM)                   $  30,850     $  9,608    $     395,700
TA IDEX Great Companies - Technology(SM)                $  28,450     $  9,608    $    (113,571)
TA IDEX Janus Growth                                    $  32,500     $  9,733    $  23,709,653
TA IDEX Jennison Growth (3)                             $  30,600     $  9,333    $    (239,407)
TA IDEX Marsico Growth                                  $  32,500     $  9,533    $     (83,985)
TA IDEX PIMCO Real Return TIPS (2)                      $  28,115          N/A              N/A
TA IDEX PIMCO Total Return                              $  36,055     $ 11,999              N/A
TA IDEX Salomon All Cap                                 $  31,300     $  9,333    $   1,604,236
TA IDEX Salomon Investors Value                         $  31,800     $  9,333    $    (270,877)
TA IDEX T. Rowe Price Health Sciences                   $  31,300     $  9,333              N/A
TA IDEX T. Rowe Price Small Cap                         $  32,080     $ 10,499    $     (43,567)
TA IDEX T. Rowe Price Tax-Efficient Growth              $  36,250     $  9,833    $     (58,670)
TA IDEX Templeton Great Companies Global (4)            $  33,648     $  9,333    $     (79,740)
TA IDEX Transamerica Balanced (5)                       $  39,850     $ 11,019    $   3,728,424
TA IDEX Transamerica Conservative High-Yield Bond       $  31,800     $  9,333    $    (155,048)
TA IDEX Transamerica Convertible Securities             $  32,375     $ 10,999              N/A
TA IDEX Transamerica Equity                             $  36,365     $  9,758    $     (35,686)
TA IDEX Transamerica Flexible Income (6)                $  30,300     $ 10,333    $  (5,516,910)
TA IDEX Transamerica Growth Opportunities               $  35,705     $  9,833    $     (52,024)
TA IDEX Transamerica Money Market                       $  31,275     $ 10,999              N/A
TA IDEX Transamerica Small/Mid Cap Value (7)            $  33,300     $  9,457    $  (2,466,825)
TA IDEX Transamerica Value Balanced                     $  38,185     $  8,833    $      63,403

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

* The basis for presentation of administrative fees in 2001 was Advisory Fees less reimbursements and sub-advisor compensation. This basis is not comparable to 2002 and 2003 due to an agreement entered into with ATFS effective July 1, 2002. In the agreement, ATFS agreed to provide fund administration services. The funds are provided these services at a cost for which ATFS is reimbursed monthly.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

AEGON/Transamerica Investor Services, Inc. ("ATIS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, is the transfer agent for each fund, withholding agent and dividend disbursing agent. ATIS is a wholly owned subsidiary of AUSA Holding Company and thus is an affiliate of ATFA. Each fund pays the transfer agent an annual per-account charge of $20.00 for each Open Account and $1.63 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2003, 2002 and 2001.

                              TRANSFER AGENCY FEES

                                                          FEES AND EXPENSES NET OF BROKERAGE
                                                             CREDITS FOR THE PERIOD ENDED
                                                        ---------------------------------------
                                                                     OCTOBER 31
                     FUND                                 2003          2002         2001
                     ----                               ----------   ----------   -------------
TA IDEX American Century International                  $  281,663   $  105,415   $      11,555
TA IDEX American Century Large Company Value (1)        $  176,820   $  170,275   $      15,285
TA IDEX Asset Allocation - Conservative Portfolio       $  191,895   $   31,660             N/A

TA IDEX Asset Allocation - Growth Portfolio             $  278,025   $   44,955             N/A
TA IDEX Asset Allocation - Moderate Growth Portfolio    $  590,435   $   88,355             N/A
TA IDEX Asset Allocation - Moderate Portfolio           $  452,160   $   63,015             N/A
TA IDEX Clarion Real Estate Securities (2)              $   33,500          N/A             N/A
TA IDEX Federated Tax Exempt                            $   70,200   $   52,300   $      31,380
TA IDEX Great Companies - America(SM)                   $  466,206   $  468,395   $     283,340
TA IDEX Great Companies - Technology(SM)                $  143,316   $  160,715   $     130,980
TA IDEX Janus Growth                                    $4,628,337   $5,695,590   $   6,129,760
TA IDEX Jennison Growth (3)                             $  315,824   $  366,115   $     155,385
TA IDEX Marsico Growth                                  $  146,115   $  155,875   $     111,610
TA IDEX PIMCO Real Return TIPS (2)                      $   33,930          N/A             N/A
TA IDEX PIMCO Total Return                              $  172,960   $   48,050             N/A
TA IDEX Salomon All Cap                                 $1,159,079   $1,374,870   $     814,545
TA IDEX Salomon Investors Value                         $  181,175   $  208,345   $     144,845
TA IDEX T. Rowe Price Health Sciences                   $   30,640   $   16,915             N/A
TA IDEX T. Rowe Price Small Cap                         $  167,395   $  204,535   $     151,980
TA IDEX T. Rowe Price Tax-Efficient Growth              $  127,160   $  152,830   $     108,420
TA IDEX Templeton Great Companies Global (4)            $   71,495   $   69,470   $      46,535
TA IDEX Transamerica Balanced (5)                       $1,130,216   $1,208,085   $   1,062,490
TA IDEX Transamerica Conservative High-Yield Bond       $  250,467   $  234,885   $     177,680
TA IDEX Transamerica Convertible Securities             $   31,230   $   11,315             N/A
TA IDEX Transamerica Equity                             $   60,715   $   62,130   $      48,570
TA IDEX Transamerica Flexible Income (6)                $  355,847   $  246,840   $     139,785
TA IDEX Transamerica Growth Opportunities               $  905,240   $  100,515   $      85,975
TA IDEX Transamerica Money Market                       $  708,310   $  405,495             N/A
TA IDEX Transamerica Small/Mid Cap Value (7)            $  312,415   $  256,800   $      23,420
TA IDEX Transamerica Value Balanced                     $  151,830   $  195,590   $     133,915

-----------------------

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services;

      Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

       Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

       Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

       Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

       Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of ATFA, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of October 31, 2003, TA IDEX Great Companies - America(SM), TA IDEX Transamerica Balanced and TA IDEX Salomon Investors Value owned $2,742, $1,876 and $3,136 (all amounts in thousands), respectively, of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX American Century Large Company Value, TA IDEX Great Companies -- America(SM) , and Templeton Great Companies Global owned $8, $6,754 and $799 (all amounts in thousands), respectively, of the common stock of Lehman Brothers Holdings Corp., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX American Century Large Company Value, TA IDEX Great Companies - America(SM), TA IDEX Jennison Growth, TA IDEX Marsico Growth, TA IDEX Salomon All Cap, TA IDEX Salomon Investors Value and TA IDEX Templeton Great Companies Global owned $312, $4,416, $1,267, $2,017, $5,091, $4,706 and
$829 (all amounts in thousands), respectively, of the common stock of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX Salomon All Cap, TA IDEX Salomon Investors Value and TA IDEX American Century Large Company Value owned $4,000, $3,128 and $216 (all amounts in thousands), respectively, of the common stock of Morgan Stanley, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.

                              BROKERAGE COMMISSIONS

                                                                                           TA IDEX
BROKERAGE                                                                    TA IDEX        ASSET        TA IDEX
COMMISSIONS PAID                         TA IDEX            TA IDEX           ASSET       ALLOCATION      ASSET
(INCLUDING           TA IDEX         AMERICAN CENTURY  ASSET ALLOCATION    ALLOCATION -   - MODERATE   ALLOCATION -
AFFILIATED        AMERICAN CENTURY    LARGE COMPANY     - CONSERVATIVE        GROWTH        GROWTH       MODERATE
BROKERAGE)         INTERNATIONAL        VALUE (1)          PORTFOLIO         PORTFOLIO     PORTFOLIO    PORTFOLIO
----------------  ----------------   ----------------  ----------------    ------------   ----------   ------------
October 31, 2003  $       537,878      $     94,692            N/A              N/A           N/A          N/A
October 31, 2002  $       129,525      $     97,966            N/A              N/A           N/A          N/A
October 31, 2001  $         8,142      $      3,874            N/A              N/A           N/A          N/A
AFFILIATED
BROKERAGE PAID

October 31, 2003  $        17,311      $          2            N/A              N/A           N/A          N/A
October 31, 2002  $         1,579      $         61            N/A              N/A           N/A          N/A
October 31, 2001  $            67      $         11            N/A              N/A           N/A          N/A

BROKERAGE
COMMISSIONS PAID
(INCLUDING              TA IDEX                           TA IDEX GREAT   TA IDEX GREAT
AFFILIATED        CLARION REAL ESTATE  TA IDEX FEDERATED    COMPANIES -    COMPANIES -    TA IDEX JANUS  TA IDEX JENNISON
BROKERAGE)           SECURITIES (2)       TAX EXEMPT       AMERICA(SM)    TECHNOLOGY(SM)      GROWTH        GROWTH (3)
----------------  -------------------  -----------------  -------------   --------------  -------------  ----------------
October 31, 2003        194,883              N/A           $    165,530   $     104,653   $   1,648,358  $        378,404
October 31, 2002            N/A              N/A           $    124,680   $      47,582   $   3,087,674  $        425,472
October 31, 2001            N/A              N/A           $    119,417   $      20,759   $   3,959,628  $        231,211
AFFILIATED
BROKERAGE PAID

October 31, 2003              0              N/A           $          0   $           0   $           0  $            235
October 31, 2002            N/A              N/A           $          0   $           0   $           0  $              0
October 31, 2001            N/A              N/A           $      1,344   $           0   $           0  $              0

BROKERAGE
COMMISSIONS PAID
(INCLUDING                               TA IDEX PIMCO                                        TA IDEX           TA IDEX
AFFILIATED              TA IDEX        REAL RETURN TIPS   TA IDEX PIMCO      TA IDEX          SALOMON        T. ROWE PRICE
BROKERAGE)           MARSICO GROWTH           (2)         TOTAL RETURN   SALOMON ALL CAP  INVESTORS VALUE   HEALTH SCIENCES
----------------     --------------    ----------------   -------------  ---------------  ---------------   ---------------
October 31, 2003     $      173,100       $        64      $       525    $     661,448   $       368,613   $        95,604
October 31, 2002     $       33,647               N/A      $     1,365    $   1,644,080   $       233,043   $         9,036
October 31, 2001     $       25,931               N/A              N/A    $     854,139   $        53,287               N/A
AFFILIATED
BROKERAGE
PAID

October 31, 2003     $          247       $          0     $         0    $      10,100   $        20,550   $             0
October 31, 2002     $          704                N/A     $         0    $      20,607   $         5,847   $             0
October 31, 2001     $        1,375                N/A             N/A    $         858   $             0               N/A

BROKERAGE
COMMISSIONS PAID                                          TA IDEX                       TA IDEX          TA IDEX
(INCLUDING        TA IDEX T. ROWE        TA IDEX          TEMPLETON       TA IDEX      TRANSAMERICA    TRANSAMERICA
AFFILIATED             PRICE        T. ROWE PRICE TAX  GREAT COMPANIES  TRANSAMERICA   CONSERVATIVE    CONVERTIBLE
BROKERAGE)           SMALL CAP       EFFICIENT GROWTH      GLOBAL (4)   BALANCED (5)  HIGH-YIELD BOND   SECURITIES
----------------  ---------------   -----------------  ---------------  ------------  ---------------  ------------
October 31, 2003  $        97,569     $      26,905    $        64,702  $    326,630  $           410  $     60,148
October 31, 2002  $        37,993     $      50,664    $        30,672  $  1,107,269  $             0  $    117,629
October 31, 2001  $        23,192     $      27,999    $        14,721  $  1,536,149  $             0  $        N/A
AFFILIATED
BROKERAGE PAID

October 31, 2003  $             0     $           0    $             0  $          0  $             0  $         0
October 31, 2002  $             0     $           0    $             0  $          0  $             0  $         0
October 31, 2001  $             0     $           0    $           262  $          0  $             0          N/A

BROKERAGE
COMMISSIONS PAID                                              TA IDEX                      TA IDEX
(INCLUDING                                  TA IDEX        TRANSAMERICA     TA IDEX      TRANSAMERICA       TA IDEX
AFFILIATED              TA IDEX          TRANSAMERICA         GROWTH      TRANSAMERICA   SMALL/MID CAP    TRANSAMERICA
BROKERAGE)        TRANSAMERICA EQUITY  FLEXIBLE INCOME(6)  OPPORTUNITIES  MONEY MARKET      VALUE(7)     VALUE BALANCED
----------------  -------------------  ------------------  -------------  ------------   -------------   --------------
October 31, 2003  $           126,623  $            1,153  $     393,042       N/A       $     822,570   $       20,519
October 31, 2002  $            48,471  $        1,711,623  $      40,842       N/A       $     437,414   $       62,092
October 31, 2001  $             9,848  $        1,201,994  $      12,922       N/A       $      67,993   $       72,018
AFFILIATED
BROKERAGE PAID

October 31, 2003  $                 0  $                0  $           0       N/A       $           0   $            0
October 31, 2002  $                 0  $                0  $           0       N/A       $           0   $            0
October 31, 2001  $                 0  $                0  $           0       N/A       $           0   $            0

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2003.

TA IDEX AMERICAN CENTURY    TA IDEX AMERICAN CENTURY LARGE   TA IDEX ASSET ALLOCATION  TA IDEX ASSET ALLOCATION -
    INTERNATIONAL                 COMPANY VALUE (1)          - CONSERVATIVE PORTFOLIO       GROWTH PORTFOLIO
--------------------------  ------------------------------   ------------------------  --------------------------
        $0                             $0                               $0                         $0
        --                             --                               --                         --


TA IDEX ASSET ALLOCATION -    TA IDEX ASSET ALLOCATION -       TA IDEX CLARION REAL      TA IDEX FEDERATED TAX
MODERATE GROWTH PORTFOLIO        MODERATE PORTFOLIO            ESTATE SECURITIES (2)             EXEMPT
--------------------------  ------------------------------   ------------------------  --------------------------
            $0                          $0                               $0                        $0
            --                          --                               --                        --

TA IDEX GREAT COMPANIES -      TA IDEX GREAT COMPANIES -           TA IDEX JANUS           TA IDEX JENNISON
       AMERICA(SM)                 TECHNOLOGY(SM)                      GROWTH                  GROWTH (3)
--------------------------  ------------------------------   ------------------------  --------------------------
          $0                             $0                           $45,446                   $4,217
          --                             --                           -------                   ------

                              TA IDEX PIMCO REAL RETURN        TA IDEX PIMCO TOTAL
  TA IDEX MARSICO GROWTH               TIPS (2)                        RETURN            TA IDEX SALOMON ALL CAP
--------------------------  ------------------------------   ------------------------  --------------------------
         $8,234                          $0                              $0                       $41,975
         ------                          --                              --                       -------

TA IDEX SALOMON INVESTORS    TA IDEX T. ROWE PRICE HEALTH      TA IDEX T. ROWE PRICE   TA IDEX T. ROWE PRICE TAX-
         VALUE                        SCIENCES                        SMALL CAP              EFFICIENT GROWTH
--------------------------  ------------------------------   ------------------------  --------------------------
        $11,356                         $140                             $42                       $129
        -------                         ----                             ---                       ----

                                                              TA IDEX TRANSAMERICA
 TA IDEX TEMPLETON GREAT         TA IDEX TRANSAMERICA        CONSERVATIVE HIGH-YIELD      TA IDEX TRANSAMERICA
   COMPANIES GLOBAL (4)                BALANCED (5)                   BOND               CONVERTIBLE SECURITIES
--------------------------  ------------------------------   ------------------------  --------------------------
            $0                           $9,317                        $0                       $10,883
            --                           ------                        --                       -------

                                 TA IDEX TRANSAMERICA          TA IDEX TRANSAMERICA    TA IDEX TRANSAMERICA MONEY
TA IDEX TRANSAMERICA EQUITY       FLEXIBLE INCOME (6)          GROWTH OPPORTUNITIES              MARKET
--------------------------  ------------------------------   ------------------------  --------------------------
         $29,598                          $0                          $15,346                      $0
         -------                          --                          -------                      --

    TA IDEX TRANSAMERICA      TA IDEX TRANSAMERICA VALUE
  SMALL/MID CAP VALUE (7)              BALANCED
--------------------------  ------------------------------
          $23,107                       $1,532
          -------                       ------

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, ATSF, and Transamerica Income Shares, Inc.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                             TERM OF
                                              OFFICE                                              NUMBER OF
                                               AND                                                 FUNDS IN         OTHER
                             POSITION(S)    LENGTH OF                                              COMPLEX      DIRECTORSHIPS
                              HELD WITH        TIME          PRINCIPAL OCCUPATION(S) DURING        OVERSEEN        HELD BY
  NAME, ADDRESS* AND AGE        FUND          SERVED                  PAST 5 YEARS                BY TRUSTEE       TRUSTEE
  ----------------------        ----          ------                  ------------                ----------       -------
INTERESTED TRUSTEES

Thomas P. O'Neill (1)         Trustee       2003-         President, AEGON Financial Services          85             N/A
1111 North Charles Street                   present       Group, Inc., Financial Institution
Baltimore, MD 21201-5574                                  Division; Director, ATSF (2003-
(DOB 3/11/58)                                             present); Director, Transamerica
                                                          Income Shares, Inc. (TIS) (2003-
                                                          present); Director, National Aquarium
                                                          of Baltimore

Brian C. Scott (1)            Trustee,      2002-         Director, President and CEO, ATSF;           85             N/A
4333 Edgewood Rd. NE          President &   present       Director, President & CEO, Endeavor
Cedar Rapids, IA 52499        CEO                         Management Co. (2001-2002);
(DOB 9/29/43)                                             Director, President & CEO, TIS;
                                                          Manager, Transamerica Investment
                                                          Management, LLC (TIM); President,
                                                          Director & CEO, ATFA,
                                                          AEGON/Transamerica Investor
                                                          Services (ATIS) &
                                                          AEGON/Transamerica Fund Services,
                                                          Inc. (ATFS); CEO, Transamerica
                                                          Investors, Inc. (TII)

(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

INDEPENDENT TRUSTEES

Peter R. Brown                 Chairman,     1986-         Chairman  & Director, ATSF (1986-          85             N/A
11180 6th Street East          Trustee       present       present), TIS (2002-present); ;
Treasure Island, FL 33706                                  Chairman of the Board, Peter Brown
(DOB 5/10/28)                                              Construction Company (1963- 2000);
                                                           Rear Admiral (Ret.) U.S. Navy
                                                           Reserve, Civil Engineer Corps

Charles C. Harris              Trustee       1994-         Director, ATSF(1986-present) & TIS         84             N/A
2840 West Bay Drive, #215                    present       (2002-present)
Belleair Bluffs, FL  33770
(DOB 1/15/30)

Russell A. Kimball, Jr.        Trustee       2002-         Director, ATSF(1986-present) & TIS         84             N/A
1160 Gulf Boulevard                          present       (2002-present); General Manager,
Clearwater Beach, FL 33767                                 Sheraton Sand Key Resort (1975 -
(DOB 8/17/44)                                              present)

William W. Short, Jr.          Trustee       1986-         Director, ATSF (2000-present) and          84             N/A
7882 Lantana Creek Road                      present       TIS (2002-present); Retired Corporate
Largo, FL 33777                                            CEO and Chairman of the Board,
(DOB 2/25/36)                                              Shorts, Inc.

Daniel Calabria                Trustee       1996-         Director, ATSF (2001-present) & TIS        84        Florida Tax
7068 S. Shore Drive S.                       present       (2002-present); Trustee (1993-                       Free Funds
South Pasadena, FL 33707                                   present) & President (1993-1995),
(DOB 3/05/36)                                              Florida Tax Free Funds

Janice B. Case                 Trustee       2002-         Director, ATSF (2001-present) & TIS        84        Central Vermont
205 Palm Island NW                           present       (2002-present); Director, Central                    Public Service
Clearwater, FL 33767                                       Vermont Public Service Co. (Audit                    Co.;  Western
(DOB 9/27/52)                                              Committee); Director, Western                        Electricity
                                                           Electricity Coordinating Council                     Coordinating
                                                           (Chairman, Human Resources and                       Council
                                                           Compensation Committee); Senior
                                                           Vice President (1996-2000), Vice
                                                           President (1990-1996), Florida Power
                                                           Corporation

Jack E. Zimmerman              Trustee       1986-         Retired Director, Regional Marketing       39             N/A
6778 Rosezita Lane                           present       of Marietta Corporation & Director of
Dayton, OH 45459                                           Strategic Planning, Martin Marietta
(DOB 2/3/28)                                               Baltimore Aerospace.  Mr. Zimmerman
                                                           is also the brother-in-law of John
                                                           Kenney, Chairman and Co-CEO of
                                                           Great Companies, L.L.C., a sub-
                                                           adviser to TA IDEX.

Leo J. Hill                    Trustee       2002-         Director, ATSF (2002-present) & TIS        84             N/A
2201 N. Main St.                             present       (2002-present); Owner & President,
Gainesville, FL 32609                                      Prestige Automotive Group (2001 -
(DOB 3/27/56)                                              present)

                                                       TERM OF
                                                        OFFICE**
                                                         AND
                                    POSITIONS         LENGTH OF
                                    HELD WITH            TIME                   PRINCIPAL OCCUPATION(S) OR
NAME, ADDRESS* AND AGE                FUND              SERVED                EMPLOYMENT DURING PAST 5 YEARS
----------------------                ----              ------                ------------------------------
OFFICERS

John K. Carter                Senior Vice              1999 -     General Counsel, Sr. Vice President, Secretary and Chief
(DOB 4/24/61)                 President, Chief         present    Compliance Officer, ATSF & TIS; Vice President & Senior
                              Compliance Officer &                Counsel, Western Reserve Life Assurance Co. of Ohio (WRL);
                              Secretary                           Director, General Counsel, Sr. Vice President & Secretary, ATFA,
                                                                  ATIS & ATFS; Chief Compliance Officer, ATFA; Vice President,
                                                                  AFSG; Vice President, TIM; Vice President & Counsel (1997-
                                                                  1999), Salomon Smith Barney

Kim D. Day                    Senior Vice President,   2002 -     Senior Vice President, Treasurer & Principal Financial Officer,
(DOB 8/2/55)                  Treasurer & Principal    present    ATSF & TIS; Sr. Vice President & Treasurer, ATFS, ATFA, &
                              Financial Officer                   ATIS; Vice President, TIM; Asst. Vice President, WRL

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.

**Elected and serves at the pleasure of the Board of Trustees of the Fund.

Trustees serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age, if applicable, or until he/she resigns or is removed.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has eight standing committees that each perform specialized functions: Audit, Nominating, Valuation, Valuation Oversight, Governance, Contract Renewal, Compensation and Proxy Voting Committees.

                                                                                                 NUMBER OF
                                                                                                  MEETINGS
                                                                                                HELD DURING
                                                                                                    LAST
    COMMITTEE                                 FUNCTIONS                           MEMBERS       FISCAL YEAR
-------------------  -----------------------------------------------------   -----------------  -----------
AUDIT                                                                        Peter Brown,             4
                     Review the financial reporting process, the system of   Chairman, Janice
                     internal control, the audit process, and the            Case, Daniel
                     Transamerica IDEX process for monitoring compliance     Calabria, Charles
                     with investment restrictions and applicable laws and    Harris & William
                     the Transamerica IDEX Code of Ethics.                   Short, Jr.

NOMINATING           The Nominating Committee does not operate under         Peter Brown,              2
                     a written charter. The Nominating Committee             Chairman; Daniel
                     nominates and evaluates Independent Trustee             Calabria; Charles
                     candidates.  The Nominating Committee meets             Harris; & William
                     periodically, as necessary, and met twice during TA     Short, Jr.
                     IDEX's most recently completed fiscal year.  While
                     the Nominating Committee is solely responsible for
                     the selection and nomination of potential candidates
                     to serve on the Board, the Nominating Committee
                     may consider nominations from shareholders of the
                     Funds.  Shareholders may submit for the
                     Nominating Committee's consideration,
                     recommendations regarding potential nominees for
                     service on the Board.  Each eligible shareholder or
                     shareholder group may submit no more than one
                     nominee each calendar year.

                     In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible

                     Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;
                     neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
                     Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

                     In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote,
                     (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                     In assessing the qualifications of a potential candidate for membership on the Board, the Nominating
                     Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION         Reviews compensation arrangements for each Trustee         Janice Case and                  0
                                                                                Charles Harris, Co-
                                                                                Chairs; Peter Brown;
                                                                                Daniel Calabria;
                                                                                Russell Kimball; Leo
                                                                                Hill; William Short, Jr.;
                                                                                & Jack Zimmerman

VALUATION            Oversee the process by which the funds calculate           Leo Hill, Chairman;              0
OVERSIGHT            their net asset value to verify consistency with the       Charles Harris; Leo
                     funds' valuation policies and procedures, industry         Hill
                     guidance, interpretative positions issued by the
                     Securities and Exchange Commission and its staff,
                     and industry best practices.

VALUATION            Determines the value of any of the fund's securities       Certain officers of             14
                     and assets for which market quotations are not readily     Transamerica IDEX
                     available or for which valuation cannot otherwise be       and ATFA, who serve
                     provided                                                   at the pleasure of the
                                                                                Board of Trustees

PROXY VOTING         Provides the Fund's consent to vote in matters where       Janice Case,                     0
                     the Adviser or Sub-Adviser seeks such consent              Chairperson; William
                     because of a conflict of interest that arises in           Short; Leo Hill
                     connection with a particular vote, or for other reasons.
                     The Proxy Committee also may review the Adviser's
                     and each Sub-Adviser's proxy voting policies and
                     procedures in lieu of submission of the policies and
                     procedures to the entire Board for approval.

GOVERNANCE           Provide oversight responsibilities and monitor certain     Daniel Calabria,                 0
                     issues, in consultation with the Chief Compliance          Chairman; William W.
                     Officer and independent directors' counsel, that affect    Short, Jr.; Russell A.
                     the duties of independent members of the Board             Kimball, Jr

CONTRACT             Reviews contracts between or among the funds and           Russell Kimball,                 0
RENEWAL              their service providers.  Oversight responsibilities for   Chairman; Daniel
                     the process of evaluating new contracts, reviewing         Calabria; Janice Case
                     existing contracts on a periodic basis and make
                     recommendations to the Board with respect to any
                     contracts affecting the funds.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by ATFA (collectively, the "Fund Complex"), owned by each Trustee as of November 15, 2004.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                        DOLLAR RANGE OF EQUITY          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
 NAME OF TRUSTEE                        SECURITIES IN THE FUND                   IN FAMILY OF INVESTMENT COMPANIES
 ---------------                        ----------------------          ----------------------------------------------------
Peter R. Brown(1)                              Over $100,000                                  Over $100,000
Daniel Calabria(1)                             Over $100,000                                  Over $100,000
Janice B. Case                                      -0-                                            -0-
Charles C. Harris(1)                           Over $100,000                                  Over $100,000
Leo J. Hill(1)                                 Over $100,000                                  Over $100,000
Russell A. Kimball, Jr. (1)                    Over $100,000                                  Over $100,000
Thomas P. O'Neill*                                  -0-                                            -0-
Brian C. Scott*                              Over $1 - $10,000                              Over $1 - $10,000
William W. Short, Jr.                          Over $100,000                                  Over $100,000
Jack E. Zimmerman                              Over $100,000                                  Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with an ATFA affiliate.

(1) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the Fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2003 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                               NAME OF OWNERS AND                                  TITLE OF     VALUE OF
 NAME OF TRUSTEE            RELATIONSHIPS TO TRUSTEE       COMPANY                  CLASS      SECURITIES    PERCENT OF CLASS
 ---------------            ------------------------  -----------------            --------   ------------   ----------------
Peter R. Brown              Marina D. Brown, Spouse   Transamerica IDEX               A       $1 - $10,000      Less than 1%
Charles C. Harris           N/A                       N/A                            N/A          N/A                N/A
Russell A. Kimball, Jr.     Martha A. Kimball, Spouse Transamerica IDEX              N/A          N/A                N/A
William W. Short, Jr.       Joyce J. Short, Spouse    Transamerica IDEX               A       $1 - $10,000      Less than 1%
Daniel Calabria             N/A                       N/A                            N/A          N/A                N/A
Janice B. Case              N/A                       N/A                            N/A          N/A                N/A
Leo J. Hill                 N/A                       N/A                            N/A          N/A                N/A
Jack E. Zimmerman           Patricia A. Zimmerman,    Transamerica IDEX               A      Over $100,000      Less than 1%
                            Spouse

Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of ATFA or AFSG are paid by ATFA and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2003.

                               COMPENSATION TABLE

                                                  AGGREGATE
                                              COMPENSATION FROM          PENSION OR RETIREMENT      TOTAL COMPENSATION PAID TO
                                              TRANSAMERICA IDEX         BENEFITS ACCRUED AS PART        TRUSTEES FROM FUND
NAME OF PERSON, POSITION                       MUTUAL FUNDS(1)            OF FUND EXPENSES                  COMPLEX(2)
------------------------                       ---------------            ----------------          --------------------------
Peter R. Brown, Trustee                            $  46,500                 $        -                    $   132,500
Daniel Calabria, Trustee                           $  41,500                 $   59,145                    $   120,000
Janice Case, Trustee                               $  44,500                 $        -                    $   120,000
Charles C. Harris, Trustee                         $  44,500                 $   21,000                    $   126,500
Leo Hill, Trustee                                  $  38,500                 $   62,850                    $   120,000
Russell Kimball, Trustee                           $  38,500                 $   99,000                    $   120,500
William W. Short, Jr., Trustee                     $  44,500                 $        -                    $   126,500
Jack E. Zimmerman, Trustee                         $  38,500                 $        -                    $    38,500
                                                   ---------                 ----------                    -----------
                                     Total:        $ 342,000                 $  246,995                    $   909,500
                                                   =========                 ==========                    ===========

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2003 were as follows: Peter R. Brown, $308 ; Daniel Calabria, $59,230; William W. Short, Jr., $0; Charles Harris, $21,000; Russell A. Kimball, Jr., $99,210; Janice B. Case, $0; Leo J. Hill, $63,044; James L. Churchill, $6,395 and Jack E. Zimmerman, $0.

(2) The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and TIF.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.

During the fiscal year ended October 31, 2003, the fund paid $342,000 in trustees' fees and expenses and $5,000 trustee emeritus fees or expenses. As of December 31, 2003, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                               DEALER REALLOWANCES

Transamerica IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES

         (all funds except TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX PIMCO Total Return, TA IDEX
  PIMCO Real Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX
           Transamerica Money Market and TA IDEX Federated Tax Exempt)

                                                                                                                REALLOWANCE TO
                                                                                                                DEALERS AS A %
                                                                                                                     OF
           AMOUNT OF PURCHASE                                                                                   OFFERING PRICE
           -------------------                                                                                  --------------
Under $50
Thousand                                                                                                             4.75%
    $50 Thousand to under $100 Thousand                                                                              4.00%
    $100 Thousand to under $250 Thousand                                                                             2.75%

    $250 Thousand to under $500 Thousand                                  2.25%
    $500 Thousand to under $1 Million                                     1.75%
For purchases of $1 Million and above:
    $1 Million to under $5 Million                                        1.00%
    $5 Million to under $50 Million                                 Plus  0.50%
    $50 Million and above                                           Plus  0.25%

                        CLASS A SHARE DEALER REALLOWANCES

           (TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real
         Return TIPS, TA IDEX Transamerica Convertible Securities and TA
                           IDEX Federated Tax Exempt)

                                                                 REALLOWANCE TO
                                                                 DEALERS AS A %
            AMOUNT OF PURCHASE                                OF OFFERING PRICE
            ------------------                                -----------------
Under $50 Thousand                                                       4.00%
    $50 Thousand to under $100 Thousand                                  3.25%
    $100 Thousand to under $250 Thousand                                 2.75%
    $250 Thousand to under $500 Thousand                                 1.75%
    $500 Thousand to under $1 Million                                    1.00%
For purchases of $1 Million and above:
    $1 Million to under $5 Million                                       0.50%
    $5 Million and above                                         Plus    0.25%

                        CLASS B SHARE DEALER REALLOWANCES

                                                                 REALLOWANCE TO
                                                                 DEALERS AS A %
                                                                       OF
AMOUNT OF PURCHASE                                               OFFERING PRICE
------------------                                               --------------
All purchases                                                           4.00%*

                        CLASS C SHARE DEALER REALLOWANCES

                                                                 REALLOWANCE TO
                                                                 DEALERS AS A %
                                                                       OF
AMOUNT OF PURCHASE                                               OFFERING PRICE
------------------                                               --------------
All purchases                                                       1.00%**(a)

                        CLASS M SHARE DEALER REALLOWANCES
                         (TA IDEX Federated Tax Exempt)

                                                                 REALLOWANCE TO
                                                                 DEALERS AS A %
                                                                       OF
AMOUNT OF PURCHASE                                               OFFERING PRICE
------------------                                               --------------
All purchases                                                       2.00%**(a)

                        CLASS T SHARE DEALER REALLOWANCES
                             (TA IDEX Janus Growth)

                                                                 REALLOWANCE TO
                                                                 DEALERS AS A %
                                                                       OF
      AMOUNT OF PURCHASE                                         OFFERING PRICE
      ------------------                                         --------------
Under $10,000                                                        7.00%
$10,000 to under $25,000                                             6.25%
$25,000 to under $50,000                                             5.50%
$50,000 to under $75,000                                             5.00%
$75,000 to under $100,000                                            4.25%
$100,000 to under $250,000                                           3.75%
$250,000 to under $500,000                                           2.50%
$500,000 to under $1,000,000                                         1.00%
$1,000,000 and over                                                  1.00%

* From time to time, AFSG may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period

(a) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.

                          REVENUE SHARING ARRANGEMENTS

Transamerica Capital, Inc. ("TCI"), an affiliate of AFSG Securities Corporation, out of its own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the funds' prospectus. Currently, TCI has revenue sharing arrangements with approximately 28 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or investors in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, TCI may make revenue sharing payments equal to a percentage of quarterly sales, ranging from 5bps to 45bps, and 13bps on assets on the books prior to 1999 for one broker-dealer. In addition, TCI participates in ticket charge programs with broker/dealers in which TCI reimburses the broker/dealer for all ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays a flat networking charge of $1.50 per account per year to three of its financial intermediaries, pays a flat entry fee of $75,000 to one intermediary and pays flat annual fees ranging from $5,000 to $30,000 to three other financial intermediaries.

For the fiscal year ended October 31, 2003, TCI paid approximately $2,459,228 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made (see the section titled "Dealer Reallowances"), AFSG may, on occasion, pay the entire sales charge.

From time to time, AFSG and/or its affiliates, including TCI, may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events.

The compensation received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace.

Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her broker or financial intermediary how he/she will be compensated under such arrangements for investments made in the funds.

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C and Class M shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF TA IDEX JANUS GROWTH ARE NOT SUBJECT TO ANNUAL DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the funds under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class M shares (the "Class M Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.60% of the average daily net assets of the fund's Class M shares. AFSG may use the fees payable under the Class A, Class B, Class C and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, AFSG also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of AFSG;

      Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

Distribution related expenses incurred by TCI for the fiscal year ended October 31, 2003 are listed in the table below. These expenses have been partially reimbursed to AFSG by a 12b-1 arrangement with the funds.

                                       TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE (1)
                                       ------------------------------------------------
                                       CLASS A           CLASS B             CLASS C**
                                       -------           -------             ---------
Compensation to dealers                $18,280           $30,280              $    5
Compensation to sales personnel         13,193            14,417               4,054
Printing and Postage                     3,364             3,676               1,034
Promotional Expenses                     1,550             1,694                 476
Travel                                   1,498             1,637                 460
Office and other expenses               10,032            10,962               3,082
                                       -------           -------              ------

TOTAL                                  $47,917           $62,666              $9,111

                                       TA IDEX AMERICAN CENTURY INTERNATIONAL
                                       -----------------------------------------
                                       CLASS A           CLASS B             CLASS C**
                                       -------           -------             ---------
Compensation to dealers                $138,400          $39,280              $   27
Compensation to sales personnel         139,419           15,648               2,069
Printing and Postage                     35,550            3,990                 527
Promotional Expenses                     16,373            1,838                 243
Travel                                   15,829            1,776                 235
Office and other expenses               106,006           11,898               1,573
                                       --------          -------              ------

TOTAL                                  $451,577          $74,430              $4,674
                                       --------          -------              ------

                                       TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                                       -------------------------------------------------
                                       CLASS A            CLASS B              CLASS C**
                                       -------            -------              ---------
Compensation to dealers                $ 62,567           $ 29,688              $    676
Compensation to sales personnel         214,195            252,491               332,220
Printing and Postage                     54,617             64,381                84,710
Promotional Expenses                     25,155             29,653                39,016
Travel                                   24,318             28,666                37,717
Office and other expenses               162,862            191,979               252,601
                                       --------           --------              --------

TOTAL                                  $543,714           $596,858              $746,940

                                     TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
                                     -------------------------------------------
                                     CLASS A         CLASS B          CLASS C**
                                     --------        --------         ---------
Compensation to dealers              $ 52,459        $ 18,041         $    597
Compensation to sales personnel       174,704         242,824          441,722
Printing and Postage                   44,547          61,916          112,632
Promotional Expenses                   20,517          28,517           51,876
Travel                                 19,834          27,569           50,149
Office and other expenses             132,834         184,630          335,860
                                     --------        --------         --------

TOTAL                                $444,895        $563,497         $992,836

                                   TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
                                   ---------------------------------------------
                                    CLASS A         CLASS B          CLASS C**
                                   ----------      ---------         ----------
Compensation to dealers              $122,009      $   60,982       $    1,828
Compensation to sales personnel       388,876         512,343          783,730
Printing and Postage                   99,157         130,639          199,840
Promotional Expenses                   45,670          60,169           92,042
Travel                                 44,149          58,166           88,978
Office and other expenses             295,679         389,556          595,903
                                     --------      ----------       ----------

TOTAL                                $995,540      $1,211,855       $1,762,321

              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

                                     CLASS A         CLASS B        CLASS C**
                                   ----------      ----------       ----------
Compensation to dealers            $  128,360      $   48,675       $    1,886
Compensation to sales personnel       428,133         559,720          922,907
Printing and Postage                  109,167         142,720          235,327
Promotional Expenses                   50,280          65,734          108,387
Travel                                 48,606          63,546          104,779
Office and other expenses             325,528         425,579          701,725
                                   ----------      ----------       ----------

TOTAL                              $1,090,074      $1,305,974       $2,075,011

                          TA IDEX FEDERATED TAX EXEMPT

                                     CLASS A    CLASS B    CLASS C**    CLASS M
                                    --------    -------    ---------    --------
Compensation to dealers             $ 46,484    $22,408     $    11     $12,642
Compensation to sales personnel       33,529     13,317       8,944       1,589

Printing and Postage                   8,549      3,396       2,281         405
Promotional Expenses                   3,937      1,564       1,051         187

Travel                                 3,807      1,512       1,015         180
Office and other expenses             25,494     10,125       6,800       1,208
                                    --------    -------     -------     -------

TOTAL                               $121,800    $52,322     $20,102     $16,211

                                        TA IDEX GREAT COMPANIES - AMERICA(SM)
                                    --------------------------------------------
                                      CLASS A        CLASS B         CLASS C**
                                      -------        --------        ---------
Compensation to dealers              $113,114        $ 91,607         $   135
Compensation to sales personnel        71,065          75,530          17,939
Printing and Postage                   18,121          19,260           4,575
Promotional Expenses                    8,346           8,871           2,107
Travel                                  8,068           8,575           2,037
Office and other expenses              54,033          57,429          13,640
                                     --------        --------         -------

TOTAL                                $272,747        $261,272         $40,433

                                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL (4)
                                    --------------------------------------------
                                      CLASS A         CLASS B        CLASS C**
                                      -------         -------        ---------
Compensation to dealers               $42,570         $ 6,379          $    8
Compensation to sales personnel        21,288           3,173             524
Printing and Postage                    5,428             809             134
Promotional Expenses                    2,500             373              61
Travel                                  2,417             361              60
Office and other expenses              16,186           2,412             398
                                      -------         -------          ------

TOTAL                                 $90,389         $13,507          $1,185

                                      TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                                    --------------------------------------------
                                      CLASS A         CLASS B        CLASS C**
                                      -------         -------        ---------
Compensation to dealers               $ 76,672        $11,336          $   11
Compensation to sales personnel         39,415          8,142           1,975
Printing and Postage                    10,050          2,076             503
Promotional Expenses                     4,629            956             232
Travel                                   4,475            925             224
Office and other expenses               29,969          6,191           1,502
                                      --------        -------          ------

TOTAL                                 $165,210        $29,626          $4,447

                                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE (7)
                                    --------------------------------------------
                                      CLASS A         CLASS B        CLASS C**
                                      -------         -------        ---------
Compensation to dealers               $151,605       $ 46,652         $    36
Compensation to sales personnel         90,854         31,242           5,894
Printing and Postage                    23,167          7,967           1,502
Promotional Expenses                    10,669          3,669             692
Travel                                  10,314          3,547             669
Office and other expenses               69,080         23,754           4,481
                                      --------       --------         -------

TOTAL                                 $355,689       $116,831         $13,274

                                           TA IDEX TRANSAMERICA BALANCED (5)
                                      ------------------------------------------
                                        CLASS A        CLASS B         CLASS C**
                                       --------        --------        ---------
Compensation to dealers                $223,292        $450,769         $   101
Compensation to sales personnel         100,348         199,714          19,658
Printing and Postage                     25,587          50,924           5,013
Promotional Expenses                     11,785          23,455           2,309
Travel                                   11,393          22,674           2,232
Office and other expenses                76,299         151,851          14,946
                                       --------        --------         -------

TOTAL                                  $448,704        $899,387         $44,259

                                        TA IDEX TRANSAMERICA FLEXIBLE INCOME(6)
                                      ------------------------------------------
                                       CLASS A          CLASS B        CLASS C**
                                       --------        --------        ---------
Compensation to dealers                $186,310        $129,345         $   125
Compensation to sales personnel         165,045         108,616          37,402
Printing and Postage                     42,085          27,695           9,537
Promotional Expenses                     19,383          12,756           4,392
Travel                                   18,737          12,332           4,246
Office and other expenses               125,491          82,585          28,438
                                       --------        --------         -------

TOTAL                                  $557,051        $373,329         $84,140

                                          TA IDEX PIMCO REAL RETURN TIPS(2)
                                      ------------------------------------------
                                       CLASS A         CLASS B        CLASS C**
                                       -------         -------        ---------
Compensation to dealers                $39,604         $   700         $     -
Compensation to sales personnel         26,414           9,384          23,968
Printing and Postage                     6,735           2,393           6,112
Promotional Expenses                     3,102           1,102           2,814
Travel                                   2,998           1,065           2,721
Office and other expenses               20,084           7,136          18,224
                                       -------         -------         -------

TOTAL                                  $98,937         $21,780         $53,839

                                                 TA IDEX JANUS GROWTH*
                                      ------------------------------------------
                                        CLASS A          CLASS B       CLASS C**
                                      ----------        --------       ---------
Compensation to dealers               $1,249,672        $508,302        $   41
Compensation to sales personnel          511,741         191,165         3,428
Printing and Postage                     130,486          48,744           875
Promotional Expenses                      60,099          22,451           403
Travel                                    58,099          21,704           389
Office and other expenses                389,098         145,351         2,607
                                      ----------        --------        ------

TOTAL                                 $2,399,195        $937,717        $7,743

                                       TA IDEX CLARION REAL ESTATE SECURITIES(2)
                                       -----------------------------------------
                                        CLASS A        CLASS B       CLASS C**
                                       --------        -------       ---------
Compensation to dealers                $ 66,123        $   549        $     -
Compensation to sales personnel          32,088          4,400          7,270
Printing and Postage                      8,182          1,122          1,854
Promotional Expenses                      3,768            516            854
Travel                                    3,643            500            825
Office and other expenses                24,399          3,346          5,528
                                       --------        -------        -------

TOTAL                                  $138,203        $10,433        $16,331

                                              TA IDEX JENNISON GROWTH (3)
                                       ---------------------------------------
                                       CLASS A        CLASS B        CLASS C**
                                       -------        --------       ---------
Compensation to dealers                $42,614        $ 71,287        $   13
Compensation to sales personnel         21,723          31,822         2,354
Printing and Postage                     5,539           8,114           601
Promotional Expenses                     2,552           3,738           276
Travel                                   2,466           3,613           268
Office and other expenses               16,518          24,196         1,790
                                       -------        --------        ------

TOTAL                                  $91,412        $142,770        $5,302

                                                TA IDEX MARSICO GROWTH
                                       ----------------------------------------
                                       CLASS A         CLASS B        CLASS C**
                                       -------         -------        ---------
Compensation to dealers                $ 53,502        $27,676        $    43
Compensation to sales personnel          27,346         20,123          4,442
Printing and Postage                      6,973          5,132          1,132
Promotional Expenses                      3,212          2,363            522
Travel                                    3,104          2,285            504
Office and other expenses                20,792         15,300          3,378
                                       --------        -------        -------

TOTAL                                  $114,929        $72,879        $10,021

                                               TA IDEX PIMCO TOTAL RETURN
                                       ---------------------------------------
                                        CLASS A        CLASS B        CLASS C**
                                       --------        --------       --------
Compensation to dealers                $ 92,410        $ 57,553        $   175
Compensation to sales personnel         157,432          66,023         28,166
Printing and Postage                     40,143          16,835          7,182
Promotional Expenses                     18,489           7,753          3,308
Travel                                   17,874           7,495          3,197
Office and other expenses               119,703          50,200         21,416
                                       --------        --------        -------

TOTAL                                  $446,051        $205,859        $63,444

                                                TA IDEX SALOMON ALL CAP
                                       ---------------------------------------
                                       CLASS A         CLASS B        CLASS C**
                                       --------        --------       ---------
Compensation to dealers                $281,403        $287,161        $   124
Compensation to sales personnel         129,760         131,432          8,727
Printing and Postage                     33,087          33,513          2,225
Promotional Expenses                     15,239          15,435          1,025
Travel                                   14,732          14,922            991
Office and other expenses                98,661          99,934          6,635
                                       --------        --------        -------

TOTAL                                  $572,882        $582,397        $19,727

                                          TA IDEX SALOMON INVESTORS VALUE
                                       ---------------------------------------
                                       CLASS A         CLASS B       CLASS C**
                                       --------        -------       ---------
Compensation to dealers                $255,747        $36,317        $    7
Compensation to sales personnel         111,351         20,533         2,696
Printing and Postage                     28,393          5,236           688
Promotional Expenses                     13,077          2,411           317
Travel                                   12,642          2,331           306
Office and other expenses                84,665         15,612         2,050
                                       --------        -------        ------

TOTAL                                  $505,875        $82,440        $6,064

                                        TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                       ---------------------------------------
                                       CLASS A         CLASS B       CLASS C**
                                       --------        -------       ---------
Compensation to dealers                $ 54,683        $ 2,144        $    -
Compensation to sales personnel          23,844          4,236           830
Printing and Postage                      6,080          1,080           211
Promotional Expenses                      2,800            498            98
Travel                                    2,707            481            94
Office and other expenses                18,130          3,221           631
                                       --------        -------        ------

TOTAL                                  $108,244        $11,660        $1,864

                                          TA IDEX T. ROWE PRICE SMALL CAP
                                       ---------------------------------------
                                       CLASS A         CLASS B       CLASS C**
                                       --------        -------       ---------
Compensation to dealers                $ 83,396        $19,852       $     -
Compensation to sales personnel          45,657         10,635         1,785
Printing and Postage                     11,642          2,712           455
Promotional Expenses                      5,362          1,249           209
Travel                                    5,184          1,208           202
Office and other expenses                34,715          8,086         1,358
                                       --------        -------        ------

TOTAL                                  $185,956        $43,742        $4,009

                                       TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                       -------------------------------------------
                                       CLASS A        CLASS B            CLASS C**
                                       -------        -------            ---------
Compensation to dealers                $39,421        $26,231             $     -
Compensation to sales personnel         18,423         13,226               1,725
Printing and Postage                     4,698          3,372                 439
Promotional Expenses                     2,164          1,553                 202
Travel                                   2,091          1,502                 196
Office and other expenses               14,008         10,056               1,311
                                       -------        -------              ------

TOTAL                                  $80,805        $55,940              $3,873

                                       TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
                                       --------------------------------------------------
                                       CLASS A       CLASS B             CLASS C**
                                       --------      --------            ---------
Compensation to dealers               $257,210       $ 69,825             $    45
Compensation to sales personnel        238,661         91,721              35,421
Printing and Postage                    60,854         23,387               9,032
Promotional Expenses                    28,029         10,771               4,160
Travel                                  27,095         10,413               4,021
Office and other expenses              181,465         69,738              26,932
                                      --------       --------             -------

TOTAL                                 $793,314       $275,855             $79,611

                                        TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                      ----------------------------------------------
                                       CLASS A        CLASS B            CLASS C**
                                      --------        -------           ----------
Compensation to dealers               $171,555        $ 2,714             $     7
Compensation to sales personnel         72,117         17,613              19,733
Printing and Postage                    18,389          4,491               5,032
Promotional Expenses                     8,469          2,068               2,317
Travel                                   8,188          2,000               2,241
Office and other expenses               54,833         13,391              15,004
                                      --------        -------             -------

TOTAL                                 $333,551        $42,277             $44,334

                                            TA IDEX TRANSAMERICA EQUITY
                                      ---------------------------------------
                                      CLASS A         CLASS B            CLASS C**
                                      --------        -------            ---------
Compensation to dealers               $ 93,956        $ 6,874             $     8
Compensation to sales personnel         59,335          4,385               5,044
Printing and Postage                    15,129          1,118               1,286
Promotional Expenses                     6,968            515                 593
Travel                                   6,736            498                 573
Office and other expenses               45,115          3,335               3,835
                                      --------        -------             -------

TOTAL                                 $227,239        $16,725             $11,339

                                        TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                        -----------------------------------------
                                       CLASS A           CLASS B        CLASS C**
                                       --------          --------       ---------
Compensation to dealers                $184,248          $ 93,827         $   23
Compensation to sales personnel          70,391            34,705          2,381
Printing and Postage                     17,948             8,849            607
Promotional Expenses                      8,267             4,076            279
Travel                                    7,992             3,941            270
Office and other expenses                53,522            26,387          1,810
                                       --------          --------         ------

TOTAL                                  $342,368          $171,785         $5,370

                                            TA IDEX TRANSAMERICA MONEY MARKET
                                       ------------------------------------------
                                         CLASS A         CLASS B        CLASS C**
                                       ----------        --------       ---------
Compensation to dealers                $  278,485        $139,907        $    60
Compensation to sales personnel           364,062          76,410         24,780
Printing and Postage                       92,830          19,484          6,319
Promotional Expenses                       42,755           8,974          2,910
Travel                                     41,332           8,675          2,814
Office and other expenses                 276,812          58,098         18,841
                                       ----------        --------        -------

TOTAL                                  $1,096,276        $311,548        $55,724

                                          TA IDEX TRANSAMERICA VALUE BALANCED
                                          --------------------------------------
                                          CLASS A         CLASS B       CLASS C**
                                          -------         -------       ---------
Compensation to dealers                   $24,766         $25,532        $     -
Compensation to sales personnel            14,866          11,212          2,019
Printing and Postage                        3,791           2,859            514
Promotional Expenses                        1,746           1,317            237
Travel                                      1,688           1,273            229
Office and other expenses                  11,303           8,525          1,535
                                          -------         -------         ------

TOTAL                                     $58,160         $50,718        $4,534

* Class T shares of TA IDEX Janus Growth are not subject to annual distribution and service fees.

** All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except for TA IDEX Federated Tax Exempt.

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

                          NET ASSET VALUE DETERMINATION

Net asset value is determined separately for each class of shares of a fund on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the funds; (ii) days during which no shares of a fund are tendered for redemption and no orders to purchase shares of that fund are received; or (iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. The public offering price of a Class A, Class B, Class C, Class M or Class T share of a fund is the net asset value per share plus the applicable sales charge in the case of Class A, Class M or Class T shares. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as a fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

              OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                                             NAV         MAX SALES   AMOUNT OF     OFFERING PRICE
                                                          PER SHARE       CHARGE     SALES CHG        PER SHARE
                                                          ---------      --------  -----------        ---------
TA IDEX American Century International

Class A                                                     $ 8.03          5.50%  $       0.47        $ 8.50
Class B                                                     $ 7.70          0.00%  $          -        $ 7.70
Class C**                                                   $ 7.70          0.00%  $          -        $ 7.70

TA IDEX American Century Large Company Value (1)

Class A                                                     $ 9.09          5.50%  $       0.53        $ 9.62
Class B                                                     $ 8.87          0.00%  $          -        $ 8.87
Class C**                                                   $ 8.87          0.00%  $          -        $ 8.87

TA IDEX Asset Allocation-Conservative Portfolio

Class A                                                     $10.67          5.50%        $ 0.62        $11.29
Class B                                                     $10.66          0.00%  $          -        $10.66
Class C**                                                   $10.66          0.00%  $          -        $10.66

TA IDEX Asset Allocation - Growth Portfolio

Class A                                                     $ 9.82          5.50%  $       0.57        $10.39
Class B                                                     $ 9.71          0.00%  $          -        $ 9.71
Class C**                                                   $ 9.71          0.00%  $          -        $ 9.71

TA IDEX Asset Allocation - Moderate Growth Portfolio

Class A                                                     $10.13          5.50%  $       0.59        $10.72
Class B                                                     $10.09          0.00%  $          -        $10.09
Class C**                                                   $10.09          0.00%  $          -        $10.09

TA IDEX Asset Allocation - Moderate Portfolio

Class A                                                     $10.42          5.50%  $       0.61        $11.03
Class B                                                     $10.37          0.00%  $          -        $10.37
Class C**                                                   $10.37          0.00%  $          -        $10.37

TA IDEX Clarion Real Estate Securities(2)

Class A                                                     $12.25          5.50%  $       0.71        $12.96
Class B                                                     $12.22          0.00%  $          -        $12.22
Class C**                                                   $12.22          0.00%  $          -        $12.22

TA IDEX Federated Tax Exempt

Class A                                                     $11.70          4.75%  $       0.58        $12.28
Class B                                                     $11.69          0.00%  $          -        $11.69
Class C**                                                   $11.69          0.00%  $          -        $11.69
Class M*                                                    $11.70          1.00%  $       0.12        $11.82

TA IDEX Great Companies-America(SM)

Class A                                                     $ 8.77          5.50%  $       0.51        $ 9.28
Class B                                                     $ 8.57          0.00%  $          -        $ 8.57
Class C**                                                   $ 8.57          0.00%  $          -        $ 8.57

TA IDEX Great Companies - Technology(SM)

Class A                                                     $ 3.61          5.50%  $       0.21        $ 3.82
Class B                                                     $ 3.51          0.00%  $          -        $ 3.51

Class C**                                                   $ 3.51          0.00%  $       -        $ 3.51

TA IDEX Janus Growth

Class A                                                     $19.73          5.50%  $    1.15        $20.88
Class B                                                     $18.45          0.00%  $       -        $18.45
Class C**                                                   $18.45          0.00%  $       -        $18.45
Class T                                                     $20.45          8.50%  $    1.90        $22.35

TA IDEX Jennison Growth (3)

Class A                                                     $ 8.54          5.50%  $    0.50        $ 9.04
Class B                                                     $ 8.14          0.00%  $       -        $ 8.14
Class C**                                                   $ 8.14          0.00%  $       -        $ 8.14

TA IDEX Marsico Growth

Class A                                                     $ 8.97          5.50%  $    0.52        $ 9.49
Class B                                                     $ 8.68          0.00%  $       -        $ 8.68
Class C**                                                   $ 8.68          0.00%  $       -        $ 8.68

TA IDEX PIMCO Real Return TIPS(2)

Class A                                                     $10.10          4.75%  $    0.50        $10.60
Class B                                                     $10.08          0.00%  $       -        $10.08
Class C**                                                   $10.08          0.00%  $       -        $10.08

TA IDEX PIMCO Total Return

Class A                                                     $10.52          4.75%  $    0.52        $11.04
Class B                                                     $10.51          0.00%  $       -        $10.51
Class C**                                                   $10.51          0.00%  $       -        $10.51

TA IDEX Salomon All Cap

Class A                                                     $13.95          5.50%  $    0.81        $14.76
Class B                                                     $13.53          0.00%  $       -        $13.53
Class C**                                                   $13.53          0.00%  $       -        $13.53

TA IDEX Salomon Investors Value

Class A                                                     $12.51          5.50%  $    0.73        $13.24
Class B                                                     $11.99          0.00%  $       -        $11.99
Class C**                                                   $11.99          0.00%  $       -        $11.99

TA IDEX T. Rowe Price Health Sciences

Class A                                                     $10.14          5.50%  $    0.59        $10.73
Class B                                                     $10.03          0.00%  $       -        $10.03
Class C**                                                   $10.03          0.00%  $       -        $10.03

TA IDEX T. Rowe Price Small Cap

Class A                                                     $10.61          5.50%  $    0.62        $11.23
Class B                                                     $10.28          0.00%  $       -        $10.28
Class C**                                                   $10.28          0.00%  $       -        $10.28

TA IDEX T. Rowe Price Tax-Efficient Growth

Class A                                                     $ 9.85          5.50%  $    0.57        $10.42
Class B                                                     $ 9.66          0.00%  $       -        $ 9.66
Class C**                                                   $ 9.66          0.00%  $       -        $ 9.66

TA IDEX Templeton Great Companies Global (4)

Class A                                                     $ 6.90          5.50%  $    0.40        $ 7.30
Class B                                                     $ 6.74          0.00%  $       -        $ 6.74
Class C**                                                   $ 6.74          0.00%  $       -        $ 6.74

TA IDEX Transamerica Balanced (5)

Class A                                                     $17.43          5.50%  $    1.01        $18.44
Class B                                                     $17.39          0.00%  $       -        $17.39
Class C**                                                   $17.39          0.00%  $       -        $17.39

TA IDEX Transamerica Conservative High-Yield Bond

Class A                                                     $ 9.08          4.75%  $    0.45        $ 9.53
Class B                                                     $ 9.08          0.00%  $       -        $ 9.08
Class C**                                                   $ 9.08          0.00%  $       -        $ 9.08

TA IDEX Transamerica Convertible Securities

Class A                                                     $11.32          4.75%  $    0.56        $11.88
Class B                                                     $11.31          0.00%  $       -        $11.31
Class C**                                                   $11.31          0.00%  $       -        $11.31

TA IDEX Transamerica Equity

Class A                                                     $ 6.86          5.50%  $    0.40        $ 7.26
Class B                                                     $ 6.68          0.00%  $       -        $ 6.68
Class C**                                                   $ 6.68          0.00%  $       -        $ 6.68

TA IDEX Transamerica Flexible Income(6)

Class A                                                     $10.21          4.75%  $    0.51        $10.72
Class B                                                     $10.20          0.00%  $       -        $10.20
Class C**                                                   $10.20          0.00%  $       -        $10.20

TA IDEX Transamerica Growth Opportunities

Class A                                                     $ 5.95          5.50%  $    0.35        $ 6.30
Class B                                                     $ 5.79          0.00%  $       -        $ 5.79
Class C**                                                   $ 5.79          0.00%  $       -        $ 5.79

TA IDEX Transamerica Money Market

Class A                                                     $ 1.00          0.00%  $       -        $ 1.00
Class B                                                     $ 1.00          0.00%  $       -        $ 1.00
Class C**                                                   $ 1.00          0.00%  $       -        $ 1.00

TA IDEX Transamerica Small/Mid Cap Value(7)

Class A                                                     $12.94          5.50%  $    0.75        $13.69
Class B                                                     $12.73          0.00%  $       -        $12.73
Class C**                                                   $12.73          0.00%  $       -        $12.73

TA IDEX Transamerica Value Balanced

Class A                                                     $11.49          5.50%  $    0.67        $12.16
Class B                                                     $11.46          0.00%  $       -        $11.46
Class C**                                                   $11.46          0.00%  $       -        $11.46

* Effective November 11, 2002, this Class was not available to new investors.

** All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares (also Class M shares) of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of TA IDEX Janus Growth), as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                               PURCHASE OF SHARES

As stated in the prospectus, each fund currently offers investors a choice of three classes of shares: Class A, Class B and Class C. TA IDEX Janus Growth also includes Class T shares and TA IDEX Federated Tax Exempt also includes Class M shares, neither of which are available for new investors. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.) Class A, Class B or Class C shares of a fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Information on sales charge reductions and/or waivers can also be found on the Transamerica IDEX website at www.idexfunds.com.

                                RETIREMENT PLANS

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 403(b)(7) Plans and Simplified Employee Pension Plans are available by calling or writing Transamerica IDEX Customer Service. These plans require the completion of separate applications, which are also available from Transamerica IDEX Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is no fee. TA IDEX Federated Tax Exempt is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call your Financial Advisor or Transamerica IDEX Customer Service at 1-888-233-4339. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share, Class C share and Class M share and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. A short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption, whether voluntary or involuntary) within five (5) New York Stock Exchange trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to Transamerica IDEX.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B, Class C and Class M shares (and Class A, C and T, when applicable) in the circumstances described below:

(a)   Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b)   Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions.

The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below. The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c)   Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d)   Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that convert from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. The CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

In order for TA IDEX Federated Tax Exempt to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the fund's portfolio must consist of exempt-interest obligations. If TA IDEX Federated Tax Exempt invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders as capital gains.

Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by TA IDEX Federated Tax Exempt and the value of its portfolio securities would be affected. In that event, TA IDEX Federated Tax Exempt will re-evaluate its investment objective and policies.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund, except TA IDEX Federated Tax Exempt, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a. fail to provide the fund with their correct taxpayer identification number,

b.    fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

                             PRINCIPAL SHAREHOLDERS

                  As of September 8, 2004, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                            % OF SHARES OF
                                                                                               BENEFICIAL
                      NAME/ADDRESS                                   FUND             CLASS     INTEREST
AEGON/Transamerica Fund Advisers Seed Money Account  TA IDEX Clarion Real Estate        C       30.97%
Clearwater, FL                                       Securities

AEGON/Transamerica Fund Advisers Seed Money Account  TA IDEX PIMCO Real Return TIPS     C       28.21%
St. Petersburg, FL

AEGON/Transamerica Fund Advisers Seed Money Account  TA IDEX PIMCO Total Return         C       14.33%
Clearwater, FL

AEGON/Transamerica Fund Advisers Seed Money Account  TA IDEX T. Rowe Price              C       29.36%
Clearwater, FL                                       Health Sciences

AEGON/Transamerica Fund Advisers Seed Money Account  TA IDEX T. Rowe Price              C        8.50%
Clearwater, FL                                       Health Sciences

AEGON/Transamerica Fund Advisers Seed Money Account  TA IDEX Transamerica Convertible   C       32.15%
St. Petersburg, FL                                   Securities

Amas Bank                                            TA IDEX Templeton Great            A        6.81%
Switzerland                                          Companies Global

Anthony Stachowski                                   TA IDEX Transamerica Convertible   C       11.92%
Mantua, OH                                           Securities

Brown, Berardini & Dunning                           TA IDEX T. Rowe Price              C        6.64%
Denver, CO                                           Health Sciences

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate        C        6.70%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate        C        5.53%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate        C        5.06%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate        C       21.26%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate        C        5.00%
Great Falls, MT                                      Securities

Elizabeth Swailes                                    TA IDEX American Century           C        6.37%
Oxford, OH                                           International

First Clearing Corp.                                 TA IDEX Federated Tax Exempt       C        5.08%
Reno, NV

First Clearing, LLC                                  TA IDEX Transamerica Convertible   C        9.68%
Haines City, FL                                      Securities

                                                                                            % OF SHARES OF
                                                                                               BENEFICIAL
                      NAME/ADDRESS                                   FUND             CLASS     INTEREST
Frederick Riley                                      TA IDEX Asset Allocation -         C        7.21%
Rockford, MI                                         Conservative Portfolio

Gary D. Lindsey IRA                                  TA IDEX T. Rowe Price Health       C        5.43%
Leon, IA                                             Sciences

Gopal Badlani                                        TA IDEX T. Rowe Price Health       C        5.73%
Syosset, NY                                          Sciences

Helen M. Kontnier TOD                                TA IDEX Transamerica Convertible   C        6.72%
Middletown, OH                                       Securities

Johanna K. Black                                     TA IDEX T. Rowe Price Small Cap    C        5.29%
Boston, MA

Kathleen Tamuccio                                    TA IDEX Transamerica               C       16.99%
Pelham Manor, NY                                     Convertible Securities

Kathleen Tamuccio                                    TA IDEX Transamerica Flexible      C        6.77%
Pelham Manor, NY                                     Income

Legg Mason Wood Walker, Inc.                         TA IDEX PIMCO Total Return         C       22.53%
Baltimore, MD

LPL Financial Services                               TA IDEX American Century           C        5.62%
San Diego, CA                                        International

LPL Financial Services                               TA IDEX PIMCO Real Return TIPS     C        8.96%
San Diego, CA

LPL Financial Services                               TA IDEX PIMCO Real Return TIPS     C        6.13%
San Diego, CA

LTQ Investments                                      TA IDEX Money Market               C        6.26%
Port Clinton, OH

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX American Century Large     C       20.57%
Jacksonville, FL                                     Company Value

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         A        8.15%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         B        7.67%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         C       22.47%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         A        8.46%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         B       11.57%
Jacksonville, FL                                     Moderate Growth Portfolio

                                                                                            % OF SHARES OF
                                                                                               BENEFICIAL
               NAME/ADDRESS                                       FUND                CLASS     INTEREST
Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         C       26.85%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         A        9.17%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         B       11.13%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -         C       27.69%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -Growth   A       13.73%
Jacksonville, FL                                     Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -Growth   B       10.57%
Jacksonville, FL                                     Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -Growth   C       28.10%
Jacksonville, FL                                     Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Clarion Real Estate        C        8.28%
Jacksonville, FL                                     Securities

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Federated Tax Exempt       C       31.43%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -          C        8.94%
Jacksonville, FL                                     Technology(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -          A        8.42%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -          B       11.84%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -          C       15.49%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX PIMCO Real Return TIPS     C       32.29%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX PIMCO Total Return         C       8.56%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX T. Rowe Price Health       C       14.17%
Jacksonville, FL                                     Sciences

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica               C       34.35%
Jacksonville, FL                                     Conservative High-Yield Bond

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Convertible   C       10.06%
Jacksonville, FL                                     Securities

                                                                                                 % OF SHARES OF
                                                                                                   BENEFICIAL
    NAME/ADDRESS                                          FUND                        CLASS         INTEREST

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Equity        C           6.10%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Flexible
Jacksonville, FL                                     Income                             C           8.66%

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Small/Mid
Jacksonville, FL                                     Cap Value                          C           8.66%

Mesirow Financial, Inc.                              TA IDEX PIMCO Total Return         C           5.67%
Chicago, IL

Pershing LLC                                         TA IDEX American Century
Jersey City, NJ                                      International                      C           5.07%

Pershing LLC                                         TA IDEX Clarion Real Estate
Jersey City, NJ                                      Securities                         C           7.29%

Pershing LLC                                         TA IDEX Great Companies -
Jersey City, NJ                                      Technology (SM)                    C           6.31%

Pershing LLC                                         TA IDEX Transamerica Convertible
Jersey City, NJ                                      Securities                         C          21.17%

Raymond James & Associates, Inc.                     TA IDEX PIMCO Real Return TIPS     C          14.91%
St. Petersburg, FL

Richard Ulmer                                        TA IDEX PIMCO Real Return TIPS     C          20.76%
Villa Park, CA

Stephen P. Elias                                     TA IDEX Federated Tax Exempt       M          11.43%
Amherst, NH

Stephens, Inc.                                       TA IDEX T. Rowe Price Health
Little Rock, AR                                      Sciences                           C           9.41%

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX American Century Large
Investment Account                                   Company Value                      A          10.23%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Great Companies -
Investment Account                                   Technology (SM)                    A           6.23%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX PIMCO Total Return         A          20.05%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Salomon Investors Value    A           6.63%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative              TA IDEX T. Rowe Price              A           9.58%

                                                                                                 % OF SHARES OF
                                                                                                   BENEFICIAL
    NAME/ADDRESS                                          FUND                        CLASS         INTEREST
Portfolio Investment Account                         Health  Sciences
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX T. Rowe Price
Investment Account                                   Tax-Efficient Growth               A           34.06%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica
Investment Account                                   Conservative High-Yield Bond       A           20.98%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica Flexible
Investment Account                                   Income                             A           17.79%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Clarion Real Estate
Investment Account                                   Securities                         A           18.67%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica Convertible
Investment Account                                   Securities                         C           23.81%
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica Money Market  A           14.17%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX American Century
Investment Account                                   International                      A           26.29%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Janus Growth               A            5.36%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio
Investment Account                                   TA IDEX Salomon All Cap            A           26.00%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Salomon Investors Value    A           26.73%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX T. Rowe Price Health
Investment Account                                   Sciences                           A           22.37%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Templeton Great
Investment Account                                   Companies Global                   A           11.56%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Transamerica Equity        A           21.25%
Investment Account
St. Petersburg, FL

                                                                                                 % OF SHARES OF
                                                                                                   BENEFICIAL
    NAME/ADDRESS                                          FUND                        CLASS         INTEREST
TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Transamerica Growth
Investment Account                                   Opportunities                      A           21.03%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Transamerica Small/Mid
Investment Account                                   Cap Value                          A           31.62%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Clarion Real Estate
Investment Account                                   Securities                         A            7.66%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Great Companies -
Investment Account                                   Technology (SM)                    A           24.49%
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Jennison Growth            A           64.70%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX T. Rowe Price Small Cap    A           29.37%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX American Century
Portfolio Investment Account                         International                      A           46.94%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Janus Growth               A            5.67%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Marsico Growth             A           37.60%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX PIMCO Total Return         A           30.59%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Salomon All Cap            A           14.71%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Salomon Investors Value    A           40.02%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX T. Rowe Price Health
Portfolio Investment Account                         Sciences                           A           36.57%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Templeton Great
Portfolio Investment Account                         Companies Global                   A           17.05%
St. Petersburg, FL

                                                                                                 % OF SHARES OF
                                                                                                   BENEFICIAL
    NAME/ADDRESS                                          FUND                        CLASS         INTEREST
TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica
Portfolio Investment Account                         Conservative High-Yield Bond       A           24.79%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Equity        A           13.34%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Equity        A           21.45%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Flexible
Portfolio Investment Account                         Income                             A           17.39%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Small/Mid
Portfolio Investment Account                         Cap Value                          A           34.90%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX American Century Large
Portfolio Investment Account                         Company Value                      A           51.75%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Clarion Real Estate
Portfolio Investment Account                         Securities                         A           29.57%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Great Companies -
Portfolio Investment Account                         Technology (SM)                    A           40.10%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX PIMCO Real Return TIPS     A           26.61%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Salomon All Cap            A           39.99%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX T. Rowe Price Small Cap    A           41.60%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Convertible
Portfolio Investment Account                         Securities                         A           30.46%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Money Market  A           14.68%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX American Century
Investment Account                                   International                      A           18.67%
St. Petersburg, FL

                                                                                                 % OF SHARES OF
                                                                                                   BENEFICIAL
    NAME/ADDRESS                                          FUND                        CLASS         INTEREST
TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Marsico Growth             A           29.91%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX PIMCO Total Return         A           36.52%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Salomon Investors Value    A           23.49%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX T. Rowe Price Health
Investment Account                                   Sciences                           A           29.13%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica
Investment Account                                   Conservative High-Yield Bond       A           41.31%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Growth
Investment Account                                   Opportunities                      A           14.87%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Small/Mid
Investment Account                                   Cap Value                          A           20.08%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX American Century Large
Investment Account                                   Company Value                      A           29.19%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Clarion Real Estate
Investment Account                                   Securities                         A           40.99%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Great Companies -
Investment Account                                   Technology (SM)                    A           20.37%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio
Investment Account                                   TA IDEX PIMCO Real Return TIPS     A           46.83%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio
Investment Account                                   TA IDEX T. Rowe Price Small Cap    A           17.79%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Convertible
Investment Account                                   Securities                         A           42.79%
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Flexible
Investment Account                                   Income                             A           29.40%
St. Petersburg, FL

                                                                                                 % OF SHARES OF
                                                                                                   BENEFICIAL
    NAME/ADDRESS                                          FUND                        CLASS         INTEREST
TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Money Market  A           21.81%
Investment Account
St. Petersburg, FL

Terry Lester & Gayla Lester                          TA IDEX PIMCO Real Return TIPS     B            7.03%
Bradyville, TN

Wachovia Securities, LLC                             TA IDEX T. Rowe Price Small Cap    C            5.55%
San Diego, CA

Wilfred Krech & Mary Krech                           TA IDEX T. Rowe Price Health
Inver Grove Heights, MN                              Sciences                           C           15.02%

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.


On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into three classes, Class A, Class B and Class C shares; TA IDEX Janus Growth includes a fourth class, Class T shares and TA IDEX Federated Tax Exempt includes a fourth class, Class M shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except TA IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed 24 months after purchase; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class M shares of TA IDEX Federated Tax Exempt are subject to an initial sales charge and are subject to a CDSC if redeemed 18 months after purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of TA IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. Class M shares are NOT available to new investors; only existing Class M shareholders (who owned those shares as of November 11, 2002) may purchase additional Class M shares. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt). Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa Florida 33602-4319 serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, ATFA, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, ATFA, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of ATFA and each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on August 31, 2004, for the 12 month-period ending June 30 2004. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and
(2) on the SEC's website at www.sec.gov.

            TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

REGISTRATION STATEMENT

This SAI and the Transamerica IDEX prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Transamerica IDEX has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

 Where:

    P =   a hypothetical initial payment of $1,000,
    T =   the average annual total return,
    n =   the number of years, and
  ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)

Where:

    P =     a hypothetical initial payment of $1,000,
    T =     the average annual total return (after taxes on distributions),
    n =     the number of years, and
ATV(D)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(DR)

Where:

      P =     a hypothetical initial payment of $1,000,
      T =     the average annual total return (after taxes on distributions),
      n =     the number of years, and
ATV(DR) =     ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

                          AVERAGE ANNUAL TOTAL RETURN*
                              AS OF APRIL 30, 2004

                                                       TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE (1)
AVERAGE ANNUAL TOTAL RETURN                                   A                 B               C***
INCEPTION DATE                                            03/01/2000        03/01/2000       11/11/2002
SALES CHARGE                                                 5.50%              *                 *
12b-1 FEE                                                    0.35%             1.00%            1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  18.09%            19.08%           23.21%
    Life of Fund                                            -1.83%            -1.42%           19.67%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  24.96%            24.08%           24.21%
    Life of Fund                                            -0.49%            -1.18%           19.67%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  24.96%            24.08%           24.21%
    Life of Fund                                            -2.03%            -4.83%           30.15%

                                                              TA IDEX AMERICAN CENTURY INTERNATIONAL
AVERAGE ANNUAL TOTAL RETURN                                   A                B               C***
INCEPTION DATE                                            02/01/1997       02/01/1997        11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.35%            1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  20.39%           21.65%            25.65%
    5 years                                                 -5.10%           -4.85%                -
    Life of Fund                                            -0.66%           -0.54%            15.08%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  27.39%           26.65%            26.65%
    5 years                                                 -4.02%           -4.66%                -
    Life of Fund                                             0.12%           -0.54%            15.08%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  27.39%           26.65%            26.65%
    5 years                                                -18.54%          -21.24%                -
    Life of Fund                                             0.90%           -3.81%            22.88%

                                                        TA IDEX ASSET ALLOCATION-CONSERVATIVE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN                                  A                B               C***
INCEPTION DATE                                            03/01/2002       03/01/2002        11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.00%            0.65%             0.65%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  10.29%           10.90%            14.90%
    Life of Fund                                             3.54%            4.23%            14.70%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  16.71%           15.90%            15.90%
    Life of Fund                                             6.27%            5.54%            14.70%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  16.71%           15.90%            15.90%
    Life of Fund                                            14.10%           12.39%            22.30%

                                                            TA IDEX ASSET ALLOCATION-GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN                                    A                 B              C***
INCEPTION DATE                                             03/01/2002       03/01/2002       11/11/2002
SALES CHARGE                                                 5.50%                *                *
12b-1 FEE                                                    0.00%             0.65%            0.65%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  21.04%            22.35%           26.35%
    Life of Fund                                            -0.01%             0.60%           21.26%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  28.09%            27.35%           27.35%
    Life of Fund                                             2.63%             1.96%           21.26%
CUMULATIVE TOTAL RETURN

   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  28.09%            27.35%           27.35%
    Life of Fund                                             5.80%             4.30%           32.70%

                                                          TA IDEX ASSET ALLOCATION-MODERATE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN                                   A                B               C***
INCEPTION DATE                                            03/01/2002       03/01/2002        11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.00%            0.65%             0.65%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  13.68%           14.59%            18.59%
    Life of Fund                                             2.19%            2.89%            16.78%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  20.30%           19.59%            19.59%
    Life of Fund                                             4.89%            4.21%            16.78%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  20.30%           19.59%            19.59%
    Life of Fund                                            10.91%            9.36%            25.56%

                                                      TA IDEX ASSET ALLOCATION-MODERATE GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN                                  A                 B               C***
INCEPTION DATE                                            03/01/2002       03/01/2002        11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.00%            0.65%             0.65%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  16.79%           17.87%            21.87%
    Life of Fund                                             1.19%            1.84%            18.82%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  23.58%           22.87%            22.87%
    Life of Fund                                             3.86%            3.18%            18.82%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  23.58%           22.87%            22.87%
    Life of Fund                                             8.57%            7.03%            28.80%

                                                           TA IDEX CLARION REAL ESTATE SECURITIES (2)
AVERAGE ANNUAL TOTAL RETURN                                   A                B               C***
INCEPTION DATE                                            03/01/2003       03/01/2003        11/11/2002
SALES CHARGE                                                 5.50%               *                *
12b-1 FEE                                                    0.35%            1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  14.91%           15.90%            19.90%
    Life of Fund                                            18.38%           20.23%            23.54%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  21.60%           20.90%            20.90%
    Life of Fund                                            24.25%           23.54%            23.54%
CUMULATIVE TOTAL RETURN

   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  21.60%           20.90%            20.90%
    Life of Fund                                            28.90%           28.03%            28.03%

                                                                         TA IDEX FEDERATED TAX EXEMPT
AVERAGE ANNUAL TOTAL RETURN                                  A           B               C***           M***
INCEPTION DATE                                           04/01/1985    10/01/1995      11/11/2002     10/1/1993
SALES CHARGE                                               4.75%            *               *           1.00%
12b-1 FEE                                                  0.35%          1.00%          1.00%          0.60%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                -2.61%         -3.42%          0.58%         -0.12%
    5 years                                                3.09%          3.26%             -           3.62%
    10 years                                               4.74%             -              -           4.87%
    Life of Fund                                           6.62%          4.40%          3.19%          4.42%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                 2.24%          1.58%          1.58%          1.90%
    5 years                                                4.10%          3.43%             -           3.83%
    10 years                                               5.25%             -              -           4.98%
    Life of Fund                                           6.89%          4.40%          3.19%          4.52%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                 2.24%          1.58%          1.58%          1.90%
    5 years                                               22.25%         18.37%             -          20.68%
    10 years                                              66.87%             -              -          62.50%
    Life of Fund                                         256.80%         44.70%          4.72%         59.63%

                                                              TA IDEX GREAT COMPANIES - AMERICA(SM)
AVERAGE ANNUAL TOTAL RETURN                                     A               B               C***
INCEPTION DATE                                             07/14/2000       07/14/2000       11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.35%            1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                   8.97%            9.60%            13.60%
    Life of Fund                                            -3.65%           -3.40%            12.70%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  15.31%           14.60%            14.60%
    Life of Fund                                            -2.20%           -2.88%            12.70%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  15.31%           14.60%            14.60%
    Life of Fund                                            -8.10%          -10.50%            19.17%

                                                               TA IDEX GREAT COMPANIES- TECHNOLOGY(SM)
AVERAGE ANNUAL TOTAL RETURN                                    A                B               C***
INCEPTION DATE                                             07/14/2000       07/14/2000       11/11/2002
SALES CHARGE                                                 5.50%               *                *
12b-1 FEE                                                    0.35%            1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  22.26%           23.32%            27.32%

    Life of Fund                                           -24.19%          -24.12%            29.49%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  29.37%           28.32%            28.32%
    Life of Fund                                           -23.05%          -23.72%            29.49%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  29.37%           28.32%            28.32%
    Life of Fund                                           -63.00%          -64.20%            46.12%

                                                           TA IDEX TRANSAMERICA SMALL/MID CAP VALUE(7)
AVERAGE ANNUAL TOTAL RETURN                                   A                B               C***
INCEPTION DATE                                             04/02/2001       04/02/2001       11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.35%            1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  47.94%           50.78%            54.89%
    Life of Fund                                            11.25%           12.07%            37.77%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  56.55%           55.78%            55.89%
    Life of Fund                                            13.31%           12.58%            37.77%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                  56.55%           55.78%            55.89%
    Life of Fund                                            47.00%           44.10%            60.04%

                                                                TA IDEX TRANSAMERICA BALANCED(5)
AVERAGE ANNUAL TOTAL RETURN                                    A                B               C***
INCEPTION DATE                                             12/02/1994       10/01/1995       11/11/2002
SALES CHARGE                                                 5.50%               *                 *
12b-1 FEE                                                    0.35%            1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                   2.99%            3.32%             7.32%
    5 years                                                  0.04%            0.32%               -
    Life of Fund                                            10.49%            9.74%             7.12%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                   8.99%            8.32%             8.32%
    5 years                                                  1.18%            0.52%               -
    Life of Fund                                            11.15%            9.74%             7.12%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                   8.99%            8.32%             8.32%-
    5 years                                                  6.05%            2.62%                -
    Life of Fund                                           170.58%          122.09%            10.63%

                                                             TA IDEX TRANSAMERICA FLEXIBLE INCOME(6)
AVERAGE ANNUAL TOTAL RETURN                                    A                B               C***
INCEPTION DATE                                             06/29/1987       10/01/1995       11/11/2002
SALES CHARGE                                                 4.75%               *                *
12b-1 FEE                                                    0.35%            1.00%             1.00%

AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                  -2.96%           -3.78%             0.22%
    5 years                                                  4.46%            4.60%                -
    10 years                                                 6.43%               -                 -
    Life of Fund                                             7.16%            6.01%             3.73%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                   1.88%            1.22%             1.22%
    5 years                                                  5.49%            4.77%                -
    10 years                                                 6.95%               -                 -
    Life of Fund                                             7.47%            6.01%             3.73%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                   1.88%            1.22%             1.22%
    5 years                                                 30.61%           26.23%                -
    10 years                                                95.81%               -                 -
    Life of Fund                                           236.25%           65.08%             5.51%

                                                                       TA IDEX JANUS GROWTH
AVERAGE ANNUAL TOTAL RETURN                                  A             B           C***          T**
INCEPTION DATE                                           05/08/1986    10/01/1995   11/11/2002    06/04/1985
SALES CHARGE                                               5.50%            *             *          8.50
12b-1 FEE                                                  0.35%         1.00%         1.00%         0.00
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                16.65%        17.76%        21.76%        13.30%
    5 years                                               -9.43%        -9.22%            -         -9.67%
    10 years                                               8.44%            -             -          8.44%
    Life of Fund                                          11.33%         6.38%        21.81%        11.94%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                23.44%        22.76%        22.76%-       23.83%
    5 years                                               -8.40%        -9.04%            -         -8.05%
    10 years                                               9.05%            -             -          9.41%
    Life of Fund                                          11.68%         6.38%        21.81%        12.46%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                                23.44%        22.76%        22.76%        23.83%
    5 years                                              -35.51%       -37.72%            -        -34.27%
    10 years                                             137.85%            -             -        145.72%
    Life of Fund                                         628.41%        70.01%        33.58%       821.05%

                                                                   TA IDEX JENNISON GROWTH(3)
AVERAGE ANNUAL TOTAL RETURN                                    A                B                C***
INCEPTION DATE                                            02/01/1996       02/01/1996        11/11/2002
SALES CHARGE                                                5.50%               *                  *
12b-1 FEE                                                   0.35%            1.00%              1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                                 24.75%           26.26%             30.85%
    5 years                                                -3.21%           -2.92%                  -
    Life of Fund                                            2.79%            2.87%             22.60%
AVERAGE ANNUAL TOTAL RETURN

   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      32.01%            31.26%            31.85%
     5 years                                     -2.11%            -2.73%                -
     Life of Fund                                 3.50%             2.87%            22.60%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      32.01%            31.26%            31.85%
     5 years                                    -10.12%           -12.92%                -
     Life of Fund                                32.79%            26.26%            34.85%
                                                 -----             -----             -----

       AVERAGE ANNUAL TOTAL RETURN                       TA IDEX MARSICO GROWTH
                                                   A                 B               C***
INCEPTION DATE                                 03/01/1999       03/01/1999        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      14.23%            15.30%            19.30%
     5 years                                     -4.54%            -4.32%                -
     Life of Fund                                -2.76%            -2.37%            14.07%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      20.88%            20.30%            20.30%
     5 years                                     -3.45%            -4.13%                -
     Life of Fund                                -1.69%            -2.37%            14.07%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      20.88%            20.30%            20.30%
     5 years                                    -16.12%           -19.00%                -
     Life of Fund                                -8.45%           -11.68%            21.31%
                                                ------            ------             -----

       AVERAGE ANNUAL TOTAL RETURN                 TA IDEX PIMCO REAL RETURNS TIPS (2)
                                                  A                B               C***
INCEPTION DATE                                03/01/2003       03/01/2003       11/11/2002
SALES CHARGE                                     5.50%               *                *
12b-1 FEE                                        0.35%            1.00%            1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      0.85%            0.35%            4.35%
     Life of Fund                               -0.92%           -0.71%            2.71%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      5.88%            5.35%            5.35%
     Life of Fund                                3.29%            2.71%            2.71%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      5.88%            5.35%            5.35%
     Life of Fund                                3.85%            3.17%            3.17%

     AVERAGE ANNUAL TOTAL RETURN                      TA IDEX PIMCO TOTAL RETURN
                                                   A                 B              C***
INCEPTION DATE                                03/01/2002        03/01/2002       11/11/2002
SALES CHARGE                                      4.75%                *                *
12b-1 FEE                                         0.35%             1.00%            1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      -3.12%            -4.04%           -0.04%
     Life of Fund                                 2.81%             3.14%            3.58%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                       1.71%             0.96%            0.96%
     Life of Fund                                 5.14%             4.46%            3.58%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                       1.71%             0.96%            0.96%
     Life of Fund                                11.48%             9.93%            5.30%
                                                 -----             -----            -----

     AVERAGE ANNUAL TOTAL RETURN                          TA IDEX SALOMON ALL CAP
                                                   A                 B               C***
INCEPTION DATE                                03/01/1999        03/01/1999        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      23.46%            24.96%            28.96%
     5 years                                      5.68%             6.06%                -
     Life of Fund                                 7.74%             8.25%            25.21%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      30.65%            29.96%            29.96%
     5 years                                      6.89%             6.21%                -
     Life of Fund                                 8.93%             8.25%            25.21%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      30.65%            29.96%            29.96%
     5 years                                     39.51%            35.17%                -
     Life of Fund                                55.60%            50.61%            39.08%
                                                 -----             -----             -----

     AVERAGE ANNUAL TOTAL RETURN                      TA IDEX SALOMON INVESTORS VALUE
                                                   A                 B               C***
INCEPTION DATE                                 02/01/1997        02/01/1997        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      18.83%            20.04%            24.04%
     5 years                                      1.06%             1.39%                -
     Life of Fund                                 4.14%             4.31%            20.72%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      25.75%            25.04%            25.04%
     5 years                                      2.21%             1.58%                -

     Life of Fund                                 4.95%             4.31%            20.72%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      25.75%            25.04%            25.04%
     5 years                                     11.57%             8.14%                -
     Life of Fund                                41.88%            35.69%            31.82%
                                                 -----             -----             -----

     AVERAGE ANNUAL TOTAL RETURN                    TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                                   A                 B               C***
INCEPTION DATE                                 03/01/2002        03/01/2002        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      28.20%            29.91%            34.03%
     Life of Fund                                 5.55%             6.39%            28.83%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      35.66%            34.91%            35.03%
     Life of Fund                                 8.34%             7.67%            28.83%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      35.66%            34.91%            35.03%
     Life of Fund                                18.97%            17.37%            45.03%
                                                 -----             -----             -----

     AVERAGE ANNUAL TOTAL RETURN                     TA IDEX T. ROWE PRICE SMALL CAP
                                                   A                 B               C***
INCEPTION DATE                                 03/01/1999        03/01/1999        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      27.76%            29.50%            33.50%
     5 years                                      1.20%             1.47%                -
     Life of Fund                                 1.46%             1.89%            27.65%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      35.19%            34.50%            34.50%
     5 years                                      2.35%             1.66%                -
     Life of Fund                                 2.58%             1.89%            27.65%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      35.19%            34.50%            34.50%
     5 years                                     12.30%             8.59%                -
     Life of Fund                                14.05%            10.17%            43.09%
                                                 -----             -----             -----

     AVERAGE ANNUAL TOTAL RETURN                  TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                                     A                B               C***
INCEPTION DATE                                   03/01/1999      03/01/1999        11/11/2002
SALES CHARGE                                       5.50%                *                 *
12b-1 FEE                                          0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                       12.09%            13.00%            17.00%

     5 years                                      -1.96%            -1.70%                 -
     Life of Fund                                 -0.57%            -0.14%             16.52%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                       18.62%            18.00%             18.00%
     5 years                                      -0.85%            -1.50%                 -
     Life of Fund                                  0.52%            -0.14%             16.52%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                       18.62%            18.00%             18.00%
     5 years                                      -4.16%            -7.28%                 -
     Life of Fund                                  2.72%            -0.72%             25.16%
                                                  -----             -----              -----

   AVERAGE ANNUAL TOTAL RETURN                  TA IDEX TEMPLETON GREAT COMPANIES GLOBAL(4)
                                                   A                 B               C***
INCEPTION DATE                                 09/15/2000         09/15/2000       11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      15.34%            16.32%            20.32%
     Life of Fund                                -9.47%            -9.21%            16.51%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      22.06%            21.32%            21.32%
     Life of Fund                                -8.04%            -8.70%            16.51%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      22.06%            21.32%            21.32%
     Life of Fund                               -26.19%           -28.10%            25.13%
                                                ------            ------             -----

    AVERAGE ANNUAL TOTAL RETURN                TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
                                                   A                  B                C***
INCEPTION DATE                                 06/14/1985         10/01/1995         11/11/2002
SALES CHARGE                                       4.75%                 *                 *
12b-1 FEE                                          0.35%              1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                        5.43%              4.98%             8.98%
     5 years                                       3.99%              4.15%                -
     10 years                                      6.34%                 -                 -
     Life of Fund                                  8.40%              5.56%            15.37%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                       10.69%              9.98%             9.98%
     5 years                                       5.00%              4.32%                -
     10 years                                      6.86%                 -                 -
     Life of Fund                                  8.68%              5.56%            15.37%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                       10.69%              9.98%             9.98%
     5 years                                      27.64%             23.57%                -
     10 years                                     94.12%                 -                 -
     Life of Fund                                381.63%             59.06%            23.34%

  AVERAGE ANNUAL TOTAL RETURN                    TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                                   A                 B               C***
INCEPTION DATE                                 03/01/2002        03/01/2002        11/11/2002
SALES CHARGE                                      4.75%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      12.88%            12.71%            16.71%
     Life of Fund                                 7.32%             7.85%            18.54%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      18.51%            17.71%            17.71%
     Life of Fund                                 9.75%             9.11%            18.54%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      18.51%            17.71%            17.71%
     Life of Fund                                22.36%            20.80%            28.35%
                                                 -----             -----             -----

     AVERAGE ANNUAL TOTAL RETURN                         TA IDEX TRANSAMERICA EQUITY
                                                   A                 B               C***
INCEPTION DATE                                 03/01/2000        03/01/2000        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      17.44%            18.48%            22.48%
     Life of Fund                                -8.46%            -8.11%            22.05%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      24.28%            23.48%            23.48%
     Life of Fund                                -7.21%            -7.89%            22.05%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      24.28%            23.48%            23.48%
     Life of Fund                               -26.80%           -29.00%            33.96%
                                                 -----             -----             -----

     AVERAGE ANNUAL TOTAL RETURN                TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                                   A                 B               C***
INCEPTION DATE                                 03/01/2000       03/01/2000         11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                      26.77%            28.13%            32.13%
     Life of Fund                               -10.70%           -10.40%            24.73%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      34.15%            33.13%            33.13%
     Life of Fund                                -9.48%           -10.18%            24.73%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      34.15%            33.13%            33.13%
     Life of Fund                               -34.00%           -36.10%            38.31%

     AVERAGE ANNUAL TOTAL RETURN                    TA IDEX TRANSAMERICA MONEY MARKET
                                                  A                 B              C***
INCEPTION DATE                                 03/01/2002       03/01/2002      11/11/2002
SALES CHARGE                                     none             none             None
12b-1 FEE                                        0.35%            1.00%            1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                       N/A            -4.88%           -0.88%
     Life of Fund                                 N/A            -1.18%            0.13%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      0.28%            0.12%            0.12%
     Life of Fund                                0.50%            0.21%            0.13%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      0.28%            0.12%            0.12%
     Life of Fund                                1.09%            0.46%            0.19%
                                                 ----             ----             ----

     AVERAGE ANNUAL TOTAL RETURN                    TA IDEX TRANSAMERICA VALUE BALANCED
                                                   A                 B               C***
INCEPTION DATE                                 10/01/1995        10/01/1995        11/11/2002
SALES CHARGE                                      5.50%                *                 *
12b-1 FEE                                         0.35%             1.00%             1.00%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
     1 year                                       9.56%            10.27%            14.37%
     5 years                                      0.85%             1.13%                -
     Life of Fund                                 5.30%             5.31%            15.35%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      15.94%            15.27%            15.37%
     5 years                                      1.99%             1.32%                -
     Life of Fund                                 6.00%             5.31%            15.35%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                      15.94%            15.27%            15.37%
     5 years                                     10.38%             6.77%                -
     Life of Fund                                64.87%            55.84%            23.31%

-------------------

* The contingent deferred sales charge (CDSC) on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth year, and 0% during the sixth year and later. The contingent deferred sales charge on Class M shares is 1% during the first 18 months. The Class A and T shares are subject to a 1% contingent deferred sales charge in certain circumstances. For Class B shares purchased prior to March 1, 2004, the CDSC is 5% during the first year, 4% during the second year 3% during the third year, 2% during the fourth year and 1% during the fifth and sixth years.

** Performance of Class T Shares of TA IDEX Janus Growth is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of TA IDEX Janus Growth thereafter.

*** All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt. Class M shares are closed to new investors.

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2)   Since inception on March 1, 2003.

(3) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(4) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

(5) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(6) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(7) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

AFTER TAX PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE(1)

Class A         Return before taxes                                            18.09%         -1.83%
                Return after taxes on distributions**                          18.06%         -1.84%
                Return after taxes on distributions & sale of Fund
                shares**                                                       11.76%         -1.55%
                                                                               -----          -----
S&P 500 (reflects no deduction for fees, expenses, or taxes)                   22.87%         -3.48%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR        5 YEARS     LIFE OF FUND
TA IDEX AMERICAN CENTURY INTERNATIONAL

Class A         Return before taxes                                            20.39%         -5.10%         -0.66%
                Return after taxes on distributions**                          20.39%         -5.76%         -1.17%
                Return after taxes on distributions & sale of Fund
                shares**                                                       13.25%         -4.41%         -0.69%
                                                                               -----          -----          -----
MSCI-EAFE (reflects no deduction for fees, expenses, or taxes)                 40.75%         -0.41%          3.87%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

Class A         Return before taxes                                            10.29%          3.54%
                Return after taxes on distributions**                           9.36%          2.88%
                Return after taxes on distributions & sale of Fund
                shares**                                                        6.67%          2.61%
                                                                               -----           ----
LBAB (reflects no deduction for fees, expenses, or taxes)                       1.82%          5.69%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

Class A         Return before taxes                                            21.04%         -0.01%
                Return after taxes on distributions**                          21.04%         -0.01%
                Return after taxes on distributions & sale of Fund
                shares**                                                       13.68%         -0.01%
                                                                               -----          -----
WILSHIRE 5000 (reflects no deduction for fees, expenses, or taxes)             24.04%          2.03%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

Class A         Return before taxes                                            13.68%          2.19%
                Return after taxes on distributions**                          13.12%          1.80%
                Return after taxes on distributions & sale of Fund
                shares**                                                        8.88%          1.62%
                                                                               -----           ----
WILSHIRE 5000 (reflects no deduction for fees, expenses, or taxes)             24.04%          2.03%

LBAB (reflects no deduction for fees, expenses, or taxes)                       1.82%          5.69%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

Class A         Return before taxes                                            16.79%              1.19%
                Return after taxes on distributions**                          16.49%              0.96%
                Return after taxes on distributions & sale of Fund
                shares**                                                       10.91%              0.87%
                                                                               -----               ----
WILSHIRE 5000 (reflects no deduction for fees, expenses, or taxes)             24.04%              2.03%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX CLARION REAL ESTATE SECURITIES

Class A         Return before taxes                                            14.91%             18.38%
                Return after taxes on distributions**                          11.93%             15.75%
                Return after taxes on distributions & sale of Fund
                shares**                                                        9.78%             14.21%
                                                                               -----              -----
WILSHIRE RES (reflects no deduction for fees, expenses, or taxes)              25.72%             28.73%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                          1 YEAR     5 YEARS           10 YEARS    LIFE OF FUND
TA IDEX FEDERATED TAX EXEMPT

Class A         Return before taxes                                       -2.61%      3.09%              4.74%         6.62%
                Return after taxes on distributions**                     -2.61%      3.05%              4.58%         6.41%
                Return after taxes on distributions & sale of Fund
                shares**                                                  -0.48%      3.15%              4.57%         6.40%
                                                                          -----       ----               ----          ----
LBMB (reflects no deduction for fees, expenses, or taxes)                  2.68%      5.44%              6.46%         8.16%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX GREAT COMPANIES - AMERICA(SM)

Class A         Return before taxes                                             8.97%             -3.65%
                Return after taxes on distributions**                           8.97%             -3.65%
                Return after taxes on distributions & sale of Fund
                shares**                                                        5.83%             -3.11%
                                                                                -----             -----
S&P 500 (reflects no deduction for fees, expenses, or taxes)                   22.87%             -6.41%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                               1 YEAR       LIFE OF FUND
TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

Class A         Return before taxes                                            22.26%            -24.19%
                Return after taxes on distributions**                          22.26%            -24.19%
                Return after taxes on distributions & sale of Fund
                shares**                                                       14.47%            -19.31%
                                                                               -----             ------
NASDAQ 100                                                                     26.70%            -24.35%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                    LIFE OF
                                                                          1 YEAR     FUND
                                                                          ------    -------
TA IDEX TRANSAMERICA SMALL/MID CAP VALUE(2)
Class A       Return before taxes                                          47.94%     11.25%
              Return after taxes on distributions**                        47.86%     11.23%
              Return after taxes on distributions & sale of Fund
              shares**                                                     31.25%      9.71%
                                                                          ------    -------
RUSSELL 2500 VALUE (reflects no deduction for fees, expenses, or taxes)    40.41%     13.33%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                  1 YEAR         5 YEARS    LIFE OF FUND
                                                                  ------         -------    ------------
TA IDEX TRANSAMERICA BALANCED(3)
Class A       Return before taxes                                   2.99%           0.04%          10.49%
              Return after taxes on distributions**                 2.64%          -0.65%           8.78%
              Return after taxes on distributions & sale of
              Fund shares**                                         1.94%          -0.35%           8.14%
                                                                  ------         -------    ------------
S&P 500 (reflects no deduction for fees, expenses, or taxes)       22.87%          -2.25%          11.82%
LBGC (reflects no deduction for fees, expenses, or taxes)           1.80%           6.84%           7.90%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS       10 YEARS     LIFE OF FUND
                                                                   ------        -------       --------     ------------
TA IDEX TRANSAMERICA FLEXIBLE INCOME(4)
Class A       Return before taxes                                   -2.96%          4.46%          6.43%            7.16%
              Return after taxes on distributions**                 -4.57%          2.47%          4.07%            4.50%
              Return after taxes on distributions & sale of
              Fund shares**                                         -1.81%          2.56%          4.00%            4.49%
                                                                   ------        -------       --------     ------------
LBGC CLASS A (reflects no deduction for fees, expenses, or taxes)    1.80%          6.84%          7.40%            8.15%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS       10 YEARS     LIFE OF FUND
                                                                   ------        -------       --------     ------------
TA IDEX JANUS GROWTH
Class A       Return before taxes                                   16.65%         -9.43%          8.44%           11.33%
              Return after taxes on distributions**                 16.65%        -10.31%          6.71%            9.33%
              Return after taxes on distributions & sale of
              Fund shares**                                         10.82%         -7.56%          6.88%            9.28%
                                                                   ------        -------       --------     ------------
S&P 500 (reflects no deduction for fees, expenses, or taxes)        22.87%         -2.25%         11.35%           11.64%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS    LIFE OF FUND
                                                                   ------        -------    ------------
TA IDEX JENNISON GROWTH(5)
Class A       Return before taxes                                   24.75%         -3.21%           2.79%
              Return after taxes on distributions**                 24.75%         -4.24%           1.28%
              Return after taxes on distributions & sale of
              Fund shares**                                         16.09%         -3.35%           1.48%
                                                                   ------        -------    ------------
S&P 500 (reflects no deduction for fees, expenses, or taxes)        22.87%         -2.25%           8.66%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                                 LIFE OF
                                                                       1 YEAR      5 YEARS         FUND
                                                                       ------      -------       -------
TA IDEX MARSICO GROWTH
Class A       Return before taxes                                       14.23%       -4.54%       -2.76%
              Return after taxes on distributions**                     14.23%       -4.63%       -2.85%
              Return after taxes on distributions & sale of Fund
              shares**                                                   9.25%       -3.85%       -2.37%
                                                                       ------      -------       ------
S&P 500 (reflects no deduction for fees, expenses, or taxes)            22.87%       -2.25%       -0.71%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                   LIFE OF
                                                                       1 YEAR       FUND
                                                                       ------      -------
TA IDEX PIMCO REAL RETURN TIPS
Class A       Return before taxes                                        0.85%       -0.92%
              Return after taxes on distributions**                      0.22%       -1.54%
              Return after taxes on distributions & sale of Fund
              shares**                                                   0.55%       -1.14%
                                                                       ------      -------
LBGUST (reflects no deduction for fees, expenses, or taxes)              5.73%        3.20%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                   LIFE OF
                                                                       1 YEAR       FUND
                                                                       ------      -------
TA IDEX PIMCO TOTAL RETURN
Class A       Return before taxes                                       -3.12%        2.81%
              Return after taxes on distributions**                     -4.32%        1.59%
              Return after taxes on distributions & sale of Fund
              shares**                                                  -1.95%        1.70%
                                                                       ------      -------
LBAB (reflects no deduction for fees, expenses, or taxes)                1.82%        5.69%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                                 LIFE OF
                                                                       1 YEAR      5 YEARS        FUND
                                                                       ------      -------       -------
TA IDEX SALOMON ALL CAP
Class A       Return before taxes                                       23.46%        5.68%         7.74%
              Return after taxes on distributions**                     23.46%        5.24%         7.31%
              Return after taxes on distributions & sale of Fund
              shares**                                                  15.25%        4.62%         6.44%
                                                                       ------      -------       -------
RUSSELL 3000 (reflects no deduction for fees, expenses, or taxes)       25.11%       -1.15%         0.43%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS    LIFE OF FUND
                                                                   ------        -------    ------------
TA IDEX SALOMON INVESTORS VALUE
Class A       Return before taxes                                   18.83%          1.06%           4.14%
              Return after taxes on distributions**                 18.65%          0.88%           3.89%
              Return after taxes on distributions & sale of
              Fund shares**                                         12.24%          0.83%           3.48%
                                                                   ------        -------    ------------
S&P 500 (reflects no deduction for fees, expenses, or taxes)        22.87%         -2.25%           6.43%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*



                                                                   1 YEAR   LIFE OF FUND
                                                                   ------   ------------
TA IDEX T. ROWE PRICE HEALTH SCIENCES
Class A       Return before taxes                                   28.20%          5.55%
              Return after taxes on distributions**                 27.98%          5.47%
              Return after taxes on distributions & sale of
              Fund shares**                                         18.37%          4.70%
                                                                   ------   ------------
S&P 500 (reflects no deduction for fees, expenses, or taxes)        22.87%          1.75%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*


                                                                   1 YEAR        5 YEARS    LIFE OF FUND
                                                                   ------        -------    ------------
TA IDEX T. ROWE PRICE SMALL CAP
Class A       Return before taxes                                   27.76%          1.20%           1.46%
              Return after taxes on distributions**                 27.76%          1.01%           1.28%
              Return after taxes on distributions & sale of
              Fund shares**                                         18.04%          0.91%           1.14%
                                                                   ------        -------    ------------
RUSSELL 2000 (reflects no deduction for fees, expenses, or taxes)   42.01%          6.67%           8.54%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS    LIFE OF FUND
                                                                   ------        -------    ------------
TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
Class A       Return before taxes                                   12.09%         -1.96%          -0.57%
              Return after taxes on distributions**                 12.09%         -2.07%          -0.68%
              Return after taxes on distributions & sale of
              Fund shares**                                          7.86%         -1.72%          -0.55%
                                                                   ------        -------    ------------
S&P 500 (reflects no deduction for fees, expenses, or taxes)        22.87%         -2.25%          -0.71%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS       10 YEARS     LIFE OF FUND
                                                                   ------        -------       --------     ------------
TA IDEX TEMPLETON GREAT COMPANIES GLOBAL(6)
Class A       Return before taxes                                   16.58%         -4.45%          6.84%           10.21%
              Return after taxes on distributions**                 16.58%         -4.81%          5.76%            9.25%
              Return after taxes on distributions & sale of
              Fund shares**                                         10.77%         -3.69%          5.48%            8.74%
                                                                   ------        -------       --------     ------------
MSCIW (reflects no deduction for fees, expenses, or taxes)          30.05%         -1.74%          7.24%            8.50%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                   1 YEAR        5 YEARS       10 YEARS     LIFE OF FUND
                                                                   ------        -------       --------     ------------
TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
Class A       Return before taxes                                    5.43%          3.99%          6.34%            8.40%
              Return after taxes on distributions**                  3.32%          1.24%          3.31%            4.99%
              Return after taxes on distributions & sale of
              Fund shares**                                          3.48%          1.65%          3.50%            5.09%
                                                                   ------        -------       --------     ------------
MLHYCP (reflects no deduction for fees, expenses, or taxes)         14.37%          5.23%          7.75%            9.79%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                    LIFE OF
                                                                          1 YEAR      FUND
                                                                          ------    -------
TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
Class A       Return before taxes                                          12.88%      7.32%
              Return after taxes on distributions**                        11.45%      6.30%
              Return after taxes on distributions & sale of Fund
              shares**                                                      8.32%      5.62%
                                                                          ------    -------
ML ALL U.S. CONV (reflects no deduction for fees, expenses, or taxes)      19.45%     10.28%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                    LIFE OF
                                                                        1 YEAR        FUND
                                                                        ------      -------
TA IDEX TRANSAMERICA EQUITY
Class A       Return before taxes                                        17.44%       -8.46%
              Return after taxes on distributions**                      17.44%       -8.46%
              Return after taxes on distributions & sale of Fund
              shares**                                                   11.34%       -7.03%
                                                                        ------      -------
S&P 500 (reflects no deduction for fees, expenses, or taxes)             22.87%       -3.48%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                    LIFE OF
                                                                        1 YEAR        FUND
                                                                        ------      -------
TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
Class A       Return before taxes                                        26.77%      -10.70%
              Return after taxes on distributions**                      26.77%      -10.70%
              Return after taxes on distributions & sale of Fund
              shares**                                                   17.40%       -8.84%
                                                                        ------      -------
RUSSELL 2500 GROWTH (reflects no deduction for fees, expenses, or taxes) 40.45%      -10.58%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*

                                                                                                      LIFE OF
                                                                              1 YEAR     5 YEARS       FUND
                                                                              ------     -------      -------
TA IDEX TRANSAMERICA VALUE BALANCED
Class A       Return before taxes                                               9.56%       0.85%        5.30%
              Return after taxes on distributions**                             9.05%      -0.33%        3.99%
              Return after taxes on distributions & sale of Fund shares**       6.20%       0.06%        3.85%
                                                                              ------     -------      -------
LBIGC (reflects no deduction for fees, expenses, or taxes)                      2.03%       6.64%        6.66%
RUSSELL 1000 VALUE (reflects no deduction for fees, expenses, or taxes)        26.26%       1.54%       10.88%

    NOTE:

            Standard and Poor's 500 Composite Stock Index (S&P 500)

            Morgan Stanley International- Europe, Australasia, Far East Index (MSCI-EAFE)

            Lehman Brothers Municipal Bond Index (LBMB)

            Morgan Stanley Capital International World Index (MSCIW)

            Dow Jones Wilshire Real Estate Securities Index (Wilshire RES)

            NASDAQ 100 Index (NASDAQ 100)

            Russell 2000 Index (Russell 2000)

            Lehman Brothers Global Real U.S. TIPS Index (LBGUST)

            Lehman Brothers U.S. Government/Credit Index (LBGC)

            Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC)

            Russell 1000 Value Index (Russell 1000)

            Russell 3000 Index (Russell 3000)

            Merrill Lynch High Yield Cash Pay Index (MLHYCP)

            Russell 2500 Index (Russell 2500)

            Russell 2500 Growth Index (Russell 2500 Growth)

            Russell 2500 Value Index (Russell 2500 Value)

            Lehman Brothers Aggregate Bond Index (LBAB)

            Wilshire 5000 Total Market Index (Wilshire 5000)

            Merrill Lynch All U.S. Convertibles Index (ML All U.S. Conv)

      * Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account. After-tax returns are presented for only one class, Class A shares, and returns for other classes will vary.

      ** The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(1) Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed different investment strategies.

(2) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(3) Information included is for IDEX Janus Balanced, as that fund was restructured as TA IDEX Transamerica Balanced on June 1, 2004.

(4) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(5) Prior to March 1, 2004, this fund was named IDEX Jennison Equity Opportunity and employed different investment strategies.

(6) Information included is for IDEX Janus Global, as that fund was restructured as TA IDEX Templeton Great Companies Global on June 1, 2004.

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX Federated Tax Exempt, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Transamerica Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

                                  CURRENT YIELD

                                                  30 DAY PERIOD                                                 30 DAY PERIOD
                                                   ENDED APRIL                                                   ENDED APRIL
                                                    30, 2004                                                       30, 2004
TA IDEX Federated Tax Exempt                                          TA IDEX Transamerica Value Balanced
Class A                                                  2.7033%      Class A                                          1.2554%
Class B                                                  2.1849%      Class B                                          0.6765%
Class C(1)                                               2.1782%      Class C(1)                                       0.6765%
Class M*                                                 2.5610%

                                                                      TA IDEX Transamerica Convertible
TA IDEX Transamerica Balanced                                         Securities
Class A                                                  0.5369%      Class A                                          0.7563%
Class B                                                 -0.0872%      Class B                                          0.1267%
Class C(1)                                              -0.0874%      Class C(1)                                       0.1272%

TA IDEX Transamerica Flexible Income                                  TA IDEX PIMCO Total Return
Class A                                                  4.0618%      Class A                                          0.8666%
Class B                                                  3.6071%      Class B                                          0.2629%
Class C(1)                                               3.6032%      Class C(1)                                       0.2634%

                                                                      TA IDEX Asset Allocation-Conservative
TA IDEX PIMCO Real Return TIPS                                        Portfolio
Class A                                                  0.0288%      Class A                                          2.6902%
Class B                                                 -0.6172%      Class B                                          2.1870%
Class C(1)                                              -0.6109%      Class C(1)                                       2.1879%

TA IDEX Transamerica Conservative High-Yield
Bond
Class A                                                  4.6992%
Class B                                                  4.2813%
Class C(1)                                               4.2777%

(1) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.

*     Effective November 11, 2002, this class was closed to new investors.

The tax equivalent yield of TA IDEX Federated Tax Exempt is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. The tax equivalent yield of TA IDEX Federated Tax Exempt Class A, Class B, Class C and Class M shares based on a 30-day period ended October 31, 2003 was 3.75%, 3.03%, 3.03% and 3.56%, respectively.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

All information shown below is for the period ending April 30, 2004.

                                    Yield            Yield
Share Class                        7 days          30 days
-----------                        ------          -------
A                                    0.25%            0.24%
B                                    0.10%            0.10%
C*                                   0.10%            0.10%

* All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, Facts of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class M and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A, Class M and Class T shares or the contingent deferred sales charge applicable to Class B and under certain circumstances Class A, Class M and Class T shares. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging and may use compounding illustrations to show the results of such investment methods. Transamerica IDEX or its Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to TA IDEX Federated Tax Exempt or otherwise.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2003 and the unaudited financial statements for the funds for the period ended April 30, 2004, are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2003 and the Transamerica IDEX Semi-Annual Report dated April 30, 2004, respectively.

                                   APPENDIX A

AEGON/TRANSAMERICA FUND ADVISERS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("ATFA PROXY POLICY")

PURPOSE. The ATFA Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and ATFA's fiduciary and other duties to its clients. The purpose of the ATFA Proxy Policy is to ensure that where ATFA exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to ATFA clients exercise voting authority with respect to ATFA client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the ATFA client.

ATFA'S ADVISORY ACTIVITIES. ATFA acts as investment adviser to IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, ATFA has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between ATFA and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). ATFA serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE ATFA PROXY POLICY. ATFA delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). ATFA will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that ATFA is called upon to exercise voting authority with respect to client securities, ATFA generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if ATFA believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, ATFA will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. ATFA delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. ATFA will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-     its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to ATFA making a recommendation to the Board. In conducting its review, ATFA recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

            -whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

            -whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

            -whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- ATFA will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
      Section V.B.2.

- ATFA will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-     Subsequent Review

- ATFA will request that each Sub-Adviser provide ATFA with prompt notice of any material change in its Sub-Adviser Proxy Policy. ATFA will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, ATFA will request that each Sub-Adviser provide ATFA with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by ATFA and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

ATFA EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If ATFA is called upon to exercise voting authority on behalf of a Fund client, ATFA will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that ATFA agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, ATFA believes that the recommendation is not in the best interests of the Fund client, ATFA will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between ATFA or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to ATFA's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by ATFA and operated, in whole or in part, as a "fund of funds", ATFA will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, ATFA will seek Board (or Committee) consent with respect to ATFA's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN ATFA OR ITS AFFILIATES AND THE FUNDS. The ATFA Proxy Voting Policy addresses material conflicts that may arise between ATFA or its affiliates and the Funds by, in every case where ATFA exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause ATFA to maintain the following records:

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-     the ATFA Proxy Voting Policy; and

-     records of Fund client requests for ATFA proxy voting information.

RECORDS FOR ATFA EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if ATFA exercises proxy voting authority pursuant to Section VI above, ATFA, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-     records of votes cast by ATFA; and

- copies of any documents created by ATFA that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause ATFA and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-     each Sub-Adviser Proxy Policy; and

-     the materials delineated in Article V above.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of ATFA.

PROVISION OF ATFA PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the ATFA Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

SECURITIES VOTING POLICY

INTRODUCTION

Normally, clients for which AUIM has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM's Securities Voting Policy (the "Policy"). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.

AUIM manages client portfolios of debt securities and neither holds itself out, nor functions to a significant extent, as a manager of equity securities for any client. As a result, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g., board of director matters, general matters of corporate governance, choice of auditors, corporate social and environmental positions. Occasionally, however, AUIM clients receive equity securities resulting from the restructure of debt security investments or other special situations.

STATEMENT OF POLICY

It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

The Chief Compliance Officer of AUIM will monitor compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee for their consideration. The "Management Review Committee" shall mean a committee of at least three senior managers designated from time to time by the President of AUIM.

USE OF INDEPENDENT THIRD PARTY

Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an "Independent Third Party") to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

CONFLICTS OF INTEREST BETWEEN AUIM AND CLIENTS

AUIM recognizes the potential for material conflicts that may arise between its own interests and those of the clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

a) Vote in accordance with the recommendation of the Independent Third Party;

b) Obtain the guidance of the client(s) whose account(s) are involved in the conflict;

c) Obtain the review of the General Counsel of AUIM, or

d) Vote in strict accordance with the Guidelines.

PROVISION OF THE POLICY TO CLIENTS

AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed to any client at any time upon request.

At a client's request, AUIM will make available information with respect to how AUIM voted that particular client's securities.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-     Election of Directors

-     Ratification of Selection of Auditors

-     Equity-Based Compensation Plans

-     Anti-Takeover Proposals

      -     Cumulative Voting

      -     Staggered Boards

      -     "Blank Check" Preferred Stock

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      -     Elimination of Preemptive Rights

      -     Non-targeted Share Repurchase

      -     Increase in Authorized Common Stock

      -     "Supermajority" Voting Provisions or Super Voting Share Classes

      -     "Fair Price" Amendments

      -     Limiting the Right to Call Special Shareholder Meetings

      -     Poison Pills or Shareholder Rights Plans

      -     Golden Parachutes

      -     Reincorporation

      -     Confidential Voting

      -     Opting In or Out of State Takeover Laws

-     Shareholder Proposals Involving Social, Moral or Ethical Matters

-     Anti-Greenmail Proposals

-     Changes to Indemnification Provisions

-     Non-Stock Incentive Plans

-     Director Tenure

-     Directors' Stock Options Plans

-     Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

ING CLARION REAL ESTATE SECURITIES LP

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2004)

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Investor Responsibility Research Center ("IRRC"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with IRRC and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor IRRC to assure that all proxies are being properly voted and appropriate records are being retained. IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on IRRC to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

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

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Heather A. Trudel, via e-mail at heather.trudel@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

FEDERATED INVESTMENT MANAGEMENT COMPANY

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the 1940 Act. These Proxy Policies shall also apply to any investment company registered under the 1940 Act for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE.  Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

- In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE.  Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-     In favor of a proposal authorizing a stock repurchase program.

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COMPENSATION AND STOCK OPTION PLANS.  Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of an index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a sub-adviser to the Index Fund; and

-     If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Advisers Act.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-     President of the Advisers (Keith Schappert)

-     Vice Chairman of the Advisers (J. Thomas Madden)

-     Chief Investment Officer for Global Equity (Stephen Auth)

-     Director of Global Equity Research of the Advisers (Christopher Corapi)

-     Investment Management Administrator (Lori Wolff)

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A majority of the Committee will exercise all voting discretion granted to the
Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

- IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST. A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the 1940 Act.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

        - That the Advisers have a significant business relationship with the Interested Company;

        -       The proposals regarding which proxies were cast;

        - Any material communications between the Advisers and the Interested Company regarding the proposal; and

        - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee

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      will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

GREAT COMPANIES, L.L.C.

            PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with its policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

      - Are inside directors and sit on the audit, compensation, or nominating committees

      - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

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

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

      -     adverse governance changes

      -     excessive increases in authorized capital stock

      -     unfair method of distribution

      -     diminution of voting rights

      -     adverse conversion features

      -     negative impact on stock option plans

      -     other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES
- Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - are interested directors and sit on the audit or nominating committee

      - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as

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"share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

      2. Janus will generally vote in favor of all uncontested director candidates.

      3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

      4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

      5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

      6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

      7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

      8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

      9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

      10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

      11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

      12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

      13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

      14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

      15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

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      16.   Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

            If current employee/internal ownership is less than or equal to 2% of TSO: up to 6.5% (one time grant).

            If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

            If current employee/internal ownership is greater than 15%: up to 3.5% per year.

      17. Janus will generally oppose annual option grants that exceed 5% of TSO.

      18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

      19. Janus will generally oppose proposals regarding the repricing of underwater options.

      20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

      21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

      23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

      24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

      27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

      28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

      29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

      30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      32. Janus will generally oppose proposals for different classes of stock with different voting rights.

      33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
            Janus has a poison pill.)

      34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

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      35.   Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

      36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

      37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

      38.   Janus PMs will need to weigh in on plans of reorganization.

      39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      40. Janus will generally vote in favor of proposals regarding changes in company name.

      41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

      42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

      43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

      44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

      46. Janus will generally vote in favor of proposals to adopt cumulative voting.

      47. Janus will generally vote in favor of proposals to require that voting be confidential.

      48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

      49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief

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Compliance Officer and internal legal counsel. A quorum is required for all
Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively

---------------
(1)   All references to portfolio managers include assistant portfolio managers

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soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

      - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

      - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

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      -     MCM generally will abstain from voting (or take no action on)
            proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

      - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

      - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

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CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

                                      A-23

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TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

      PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as

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

vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

-     Corporate environmental practices;

-     Board diversity;

-     Employment practices and employment opportunity;

-     Military, nuclear power and related energy issues;

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

-     Tobacco, alcohol, infant formula and safety in advertising practices;

-     Economic conversion and diversification;

-     International labor practices and operating policies;

-     Genetically-modified foods;

-     Animal rights; and

-     Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in

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establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

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TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

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                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In

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the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.    POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

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Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                Institutional Shareholder Services, Inc. ("ISS")

                                    * * * * *

A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.

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